As filed with the Securities and Exchange Commission on May 14, 2019
Securities Act File No.  333-230842

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

Voya Investors Trust

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-366-0066
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on May 17, 2019.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class I and Class S shares of Voya High Yield Portfolio

VY® PIONEER HIGH YIELD PORTFOLIO
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-262-3862
June 3, 2019
Dear Shareholder:
On behalf of the Board of Directors (the “Board”) of VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Pioneer Portfolio. The Special Meeting is scheduled for 1:00 p.m., local time, on July 23, 2019, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. At the Special Meeting shareholders of Pioneer Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Pioneer Portfolio with and into Voya High Yield Portfolio (“High Yield Portfolio”) (together with Pioneer Portfolio, the “Portfolios”). The Portfolios are members of the Voya family of funds.
Shares of Pioneer Portfolio have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction, by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of High Yield Portfolio instead of shares of Pioneer Portfolio beginning on the date the Reorganization occurs. The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio that seeks to provide investors with a high level of current income and total return.
Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the Reorganization.
Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than July 22, 2019.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,
Dina Santoro
President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF
VY® PIONEER HIGH YIELD PORTFOLIO
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
(800) 262-3862
Scheduled for July 23, 2019
To the Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”) is scheduled for 1:00 p.m., local time, on July 23, 2019 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.
At the Special Meeting, Pioneer Portfolio’s shareholders will be asked:
1.	To approve an Agreement and Plan of Reorganization by and between Pioneer Portfolio and Voya High Yield Portfolio (“High Yield Portfolio”), providing for the reorganization of Pioneer Portfolio with and into High Yield Portfolio (the “Reorganization”); and
2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.
Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.
The Board of Directors of Pioneer Portfolio recommends that you vote “FOR” the Reorganization.
Shareholders of record as of the close of business on April 29, 2019 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot or Voting Instruction Card by July 22, 2019 so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to Pioneer Portfolio or by voting in person at the Special Meeting.
By Order of the Board of Directors
Huey P. Falgout, Jr.
Secretary
June 3, 2019

PROXY STATEMENT/PROSPECTUS
June 3, 2019

Special Meeting of Shareholders
of VY® Pioneer High Yield Portfolio
Scheduled for July 23, 2019

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:
VY® Pioneer High Yield Portfolio	Voya High Yield Portfolio
(A series of Voya Partners, Inc.)	(A series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034	7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034
(800) 262-3862	(800) 366-0066
(each an open-end management investment company)
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 23, 2019
This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/voya
The Proxy Statement/Prospectus explains concisely what you should know before voting on the matter described herein or investing in Voya High Yield Portfolio. Please read it carefully and keep it for future reference.
THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION
To obtain more information about VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”) and Voya High Yield Portfolio (“High Yield Portfolio,” and together with Pioneer Portfolio, the “Portfolios”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.
By Phone:	1-800-262-3862
By Mail:	Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034
By Internet:	www.voyainvestments.com/literature
The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Statement of Additional Information dated June 3, 2019 relating to this Proxy Statement/Prospectus (File No. 333-230842);
2.	The Prospectus and Statement of Additional Information dated May 1, 2019 for Pioneer Portfolio (File No. 811-08319); and
3.	The Prospectus and Statement of Additional Information dated May 1, 2019 for High Yield Portfolio (File No. 811-05629).
The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.
You also may view or obtain these documents from the SEC:
In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549(202) 551-8090
By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549(Duplication Fee Required)
By Email:	publicinfo@sec.gov (Duplication Fee Required)
By Internet:	www.sec.gov
When contacting the SEC, you will want to refer to the Portfolios’ SEC file numbers noted in each of (1), (2), and (3) above.

INTRODUCTION
What is happening?
On November 16, 2018, the Boards of Directors/Trustees (the “Board”) of VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”) and Voya High Yield Portfolio (“High Yield Portfolio,” together with Pioneer Portfolio, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of Pioneer Portfolio with and into High Yield Portfolio (the “Reorganization”). The Reorganization Agreement requires approval by shareholders of Pioneer Portfolio, and if approved, is expected to be effective on August 23, 2019, or such other date as the parties may agree (the “Closing Date”).
Why did you send me this booklet?
Shares of Pioneer Portfolio have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (“Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”).
This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for Pioneer Portfolio. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.
The Separate Accounts and Qualified Plans or their trustees, as record owners of Pioneer Portfolio shares are, in most cases, the “shareholders” of record of Pioneer Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the shareholder of record (e.g., the Separate Accounts or Qualified Plans) but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contract Holders or Plan Participants.
Because you are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of High Yield Portfolio, this Proxy Statement also serves as a prospectus for High Yield Portfolio. High Yield Portfolio is an open-end management investment company that seeks to provide investors with a high level of current income and total return, as described more fully below.
Who is eligible to vote?
Shareholders of record holding an investment in shares of Pioneer Portfolio as of the close of business on April 29, 2019 (the “Record Date”) are eligible to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournments or postponements thereof.
How do I vote?
You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.
•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.
•	By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot or Voting Instruction Card.
•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-262-3862.
To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m., local time, on July 22, 2019.
When and where will the Special Meeting be held?
The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 23, 2019, at 1:00 p.m., local time, and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-262-3862.

SUMMARY OF THE PROPOSED REORGANIZATION
You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about High Yield Portfolio, please consult Appendix B and High Yield Portfolio’s Prospectus dated May 1, 2019.
On November 16, 2018, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:
•	the transfer of all of the assets of Pioneer Portfolio to High Yield Portfolio in exchange for shares of beneficial interest of High Yield Portfolio;
•	the assumption by High Yield Portfolio of all the liabilities of Pioneer Portfolio;
•	the distribution of shares of High Yield Portfolio to the shareholders of Pioneer Portfolio; and
•	the complete liquidation of Pioneer Portfolio.
If shareholders of Pioneer Portfolio approve the Reorganization, each owner of Class I or Class S shares of Pioneer Portfolio would become a shareholder of the corresponding share class of High Yield Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of Pioneer Portfolio will hold, immediately after the close of the Reorganization (the “Closing”), shares of High Yield Portfolio having an aggregate value equal to the aggregate value of the shares of Pioneer Portfolio held by that shareholder as of the close of business on the Closing Date. High Yield Portfolio also offers Class ADV and Class S2 shares which are not subject to this transaction.
In considering whether to approve the Reorganization, you should note that:
•	The Portfolios have similar investment objectives. The investment objective of Pioneer Portfolio is to maximize total return through income and capital appreciation. The investment objective of High Yield Portfolio is to provide investors with a high level of current income and total return.
•	The Portfolios have somewhat different principal investment strategies. Each Portfolio’s investment process is driven mainly by bottom-up fundamental analysis. However, Pioneer Portfolio invests more heavily in non-high yield securities (e.g. preferred stock, convertible bonds, convertible preferred equity, and equity) compared to High Yield Portfolio. High Yield Portfolio also does not hold equity-linked securities to the same extent as Pioneer Portfolio and may invest a greater portion of its assets in lower rated high-yield securities.
•	Voya Investments, LLC (“Voya Investments” or the “Adviser”) serves as the investment advisor to each Portfolio. Amundi Pioneer Asset Management, Inc. serves as the sub-adviser to Pioneer Portfolio. Voya Investment Management Co. LLC serves as the sub-adviser to High Yield Portfolio.
•	Each Portfolio is distributed by Voya Investments Distributor, LLC (the “Distributor”).
•	The shareholders of Pioneer Portfolio are expected to benefit from a reduction in total gross expenses as shareholders of High Yield Portfolio. In addition, shareholders of Pioneer Portfolio are expected to benefit from a reduction in total net expenses as shareholders of High Yield Portfolio.
•	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Portfolios. In addition, the Reorganization will not affect how shareholders purchase or sell their shares.
•	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Pioneer Portfolio nor its shareholders, nor High Yield Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization.

APPROVAL OF THE REORGANIZATION
What is the proposed Reorganization?
Shareholders of Pioneer Portfolio are being asked to approve a Reorganization Agreement, providing for the reorganization of Pioneer Portfolio with and into High Yield Portfolio. If the Reorganization is approved, shareholders of Pioneer Portfolio will become shareholders of High Yield Portfolio as of the Closing.
Why is a Reorganization proposed?
The Adviser initiated a review of Amundi Pioneer Asset Management, Inc.’s (“Amundi Pioneer”) continued service as sub-adviser to Pioneer Portfolio in light of recent changes in key peronnel at Amundi Pioneer, and, based on that review, the Adviser determined to recommend the reorganization, for the reasons described in further detail below. Consequently, at the November 2018 meeting of the Board, the Adviser proposed, and the Board approved, the Reorganization of Pioneer Portfolio into High Yield Portfolio. In support of its proposal, the Adviser noted that, in its view, the Reorganization would provide shareholders of Pioneer Portfolio with the potential for improved performance, lower volatility, lower tracking error and an immediate benefit through lower gross and net expense ratios.
How do the Investment Objectives compare?
Each Portfolio’s investment objective is described in the chart below.
	Pioneer Portfolio	High Yield Portfolio
Investment Objective	The Portfolio seeks to maximize total return through income and capital appreciation.	The Portfolio seeks to provide investors with a high level of current income and total return.
Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective.
How do the Annual Portfolio Operating Expenses compare?
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of High Yield Portfolio after giving effect to the Reorganization, assume the Reorganization occurred as of the fiscal year ended December 31, 2018. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. If these fees or expenses were included in the table, the Portfolios’ expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
The advisory agreement between the Adviser and High Yield Portfolio provides for a “bundled fee” arrangement under which the Adviser provides or engages service providers to provide (in addition to the advisory services) custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee. The advisory agreement between the Adviser and Pioneer Portfolio provides for an advisory fee for which the Adviser provides advisory and administrative services only. Other services are provided to Pioneer Portfolio under separate agreements at additional expense. Both Portfolios are responsible for distribution or shareholder servicing plan payments, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses.
Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

		Pioneer Portfolio	High Yield Portfolio	High Yield Portfolio Pro Forma
Class I
Management Fees	%	0.70	0.49	0.49
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Other Expenses	%	0.08	0.01	0.01
Total Annual Portfolio Operating Expenses	%	0.78	0.50	0.50
Waivers and Reimbursements	%	(0.07)[1]	None[2]	None[2]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.71	0.50	0.50
Class S
Management Fees	%	0.70	0.49	0.49
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.25	0.25
Other Expenses	%	0.08	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.03	0.75	0.75
Waivers and Reimbursements	%	(0.07)[1]	None[2]	None[2]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.96	0.75	0.75

1.	The Adviser is contractually obligated to limit expenses to 0.71% and 0.96% for Class I and Class S shares, respectively, through May 1, 2021. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by Pioneer Portfolio’s Board.
2.	The Adviser is contractually obligated to waive 0.015% of the management fee through May 1, 2020. Including this waiver, Class I expenses would be 0.48%, Class I pro forma expenses would be 0.48%, Class S expenses would be 0.73%, and Class S pro forma expenses would be 0.73%. Termination or modification of this obligation requires approval by VIT’s Board.
Expense Example
The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same.
	Pioneer Portfolio				High Yield Portfolio				High Yield Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
Class I	$73	242	426	960	51	160	280	628	51	160	280	628
Class S	$98	321	562	1,253	77	240	417	930	77	240	417	930
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
How do the Principal Investment Strategies compare?
Each Portfolio’s principal investment strategies are described in more detail in the table below. Both Portfolios invest primarily in high-yield (high risk) debt securities. Pioneer Portfolio invests primarily in below investment-grade (high-yield) debt securities and preferred stocks. Pioneer Portfolio’s sub-adviser uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. Pioneer Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. With respect to High Yield Portfolio, the sub-adviser invests primarily in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” High Yield Portfolio’s sub-adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market.
Pioneer Portfolio	High Yield Portfolio
Investment Strategies	Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and may be considered speculative. The Portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purposes of satisfying the 80% requirement, the Portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks.
The Portfolio’s investments (which may include bank loans) may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed-rate, adjustable rate, floating rate, zero-coupon, contingent, deferred, payment in kind, and auction rate features. The Portfolio's investments may include investments that allow for balloon payments or negative amortization payments. The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer. The Portfolio may also invest in event-linked bonds, and credit default swaps.
The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.
The Portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that	Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
High-yield bonds are debt instruments that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Portfolio defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities held in the Portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.
Any remaining assets may be invested in investment-grade debt instruments; common and preferred stocks; U.S. government securities; money market instruments; and debt instruments of foreign issuers including securities of companies

Pioneer Portfolio	High Yield Portfolio
are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-related securities, including “sub-prime” mortgages and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when the sub-adviser (“Sub-Adviser”) believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights, and other equity interests. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), and in real estate-related securities, including real estate investment trusts.
The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities; interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Portfolio's return as a non-hedging strategy that may be considered speculative; and to manage the portfolio characteristics.
The Sub-Adviser uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. The Sub-Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, the Sub-Adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations and a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment.
In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, the Sub-Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. The Sub-Adviser adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. The Sub-Adviser makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.
Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
in emerging markets. The Portfolio may invest in derivatives, including, structured debt obligations, dollar roll transactions, swap agreements, including credit default swaps and interest rate swaps, and options on swap agreements. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may invest in companies of any market capitalization size.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

How do the Principal Risks compare?
The following table summarizes and compares the principal risks of investing in the Portfolios. You could lose money on an investment in the Portfolios. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Risks	Pioneer Portfolio	High Yield Portfolio
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio.		✓
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.	✓
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.	✓
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.	✓	✓
Credit Default Swaps: A Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, a Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks. In addition, credit default swaps expose a Portfolio to the risk of improper valuation.	✓	✓
Currency: To the extent that a Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.	✓	✓
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.	✓	✓

Risks	Pioneer Portfolio	High Yield Portfolio
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Portfolio will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Portfolio to meet its redemption obligations. It may also limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.	✓
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Portfolio is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.	✓
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.	✓	✓
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.	✓	✓
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.	✓	✓

Risks	Pioneer Portfolio	High Yield Portfolio
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, market interest rates in the United States are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.	✓	✓
Liquidity: If a security is illiquid, a Portfolio might be unable to sell the security at a time when a Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing a Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by a Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.	✓	✓
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.	✓	✓
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.	✓	✓
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.	✓
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a Portfolio. The investment policies of the other investment companies may not be the same as those of a Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which a Portfolio is typically subject.	✓	✓

Risks	Pioneer Portfolio	High Yield Portfolio
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.	✓	✓
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.	✓
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, a Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that a Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks.	✓	✓
Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.	✓
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.		✓
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities a Portfolio holds may not reach their full values. A particular risk of a Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.	✓
Zero-Coupon Bonds and Pay-in-Kind Securities: Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency resulting in a loss.	✓	✓
How does VY® Pioneer High Yield Portfolio’s performance compare to Voya High Yield Portfolio?
The following information is intended to help you understand the risks of investing in the Portfolios. The following bar charts show the changes in the Portfolios’ performance from year to year, and the table compares each Portfolio’s performance to the performance of a broad-based securities market index/indices for the same period. The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Portfolio’s Class S shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.
Pioneer Portfolio
Calendar Year Total Returns Class S
(as of December 31 of each year)
Best quarter: 2nd 2009, 28.73% and Worst quarter: 3rd 2011, -12.46%
Average Annual Total Returns %
(for the periods ended December 31, 2018)
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	-2.67	2.71	11.39	N/A	01/03/06
ICE BofAML U.S. HY Index[1]	%	-2.26	3.82	10.99	N/A
ICE BofAML SG U.S. Convertible Index[1]	%	-7.00	3.60	13.36	N/A
Class S	%	-2.91	2.47	11.11	N/A	01/20/06
ICE BofAML U.S. HY Index[1]	%	-2.26	3.82	10.99	N/A
ICE BofAML SG U.S. Convertible Index[1]	%	-7.00	3.60	13.36	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
High Yield Portfolio
Calendar Year Total Returns Class S
(as of December 31 of each year)
Best quarter: 2nd 2009, 21.23% and Worst quarter: 3rd 2011, -5.87%
Average Annual Total Returns %
(for the periods ended December 31, 2018)
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	-2.96	3.41	9.91	N/A	04/29/05
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	-2.08	3.84	11.14	N/A
Class S	%	-3.20	3.15	9.62	N/A	05/03/04
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	-2.08	3.84	11.14	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.

How does the management of the Portfolios compare?
The following table describes the management of the Portfolios.
	Pioneer Portfolio	High Yield Portfolio
Investment Adviser	Voya Investments, LLC (the “Adviser”)	Adviser
Management Fee (as a percentage of average daily net assets)	0.700% on the first $2 billion of average daily net assets; 0.600% on next $1 billion of average daily net assets; 0.500% on the next $1 billion of average daily net assets; and 0.400% on average daily assets in excess of $4 billion	0.490% on the first $1 billion of average daily net assets; 0.480% on next $1 billion of average daily net assets; and 0.470% on average daily assets in excess of $2 billion
Sub-Adviser	Amundi Pioneer	Voya Investment Management Co. LLC (“Voya IM”)
Sub-Advisory Fee (as a percentage of average daily net assets)	0.30% on the first $500 million of average daily net assets; and 0.25% on average daily net assets in excess of $500 million	0.22% on the first $1 billion of average daily net assets; 0.216% on the next $1 billion of average daily net assets; and 0.212% of average daily net assets in excess of $2 billion
Portfolio Managers	Andrew Feltus (since 04/07) Matthew Shulkin (since 10/17)	Rick Cumberledge, CFA (since 02/14) Randall Parrish, CFA (since 02/14)
Distributor	Voya Investments Distributor, LLC (the “Distributor”)	Distributor
Voya Investments, LLC
Voya Investments, LLC (the “Adviser”), an Arizona limited liability company, serves as the investment adviser to each Portfolio. The Adviser has overall responsibility for the management of each Portfolio. The Adviser oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
The Adviser’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2018, the Adviser managed approximately $78.5 billion in assets.
Amundi Pioneer Asset Management, Inc.
Amundi Pioneer is an indirect, wholly-owned subsidiary of Amundi and Amundi’s wholly-owned subsidiary, Amundi USA, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. The principal address of Amundi Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2018, Amundi had more than $1.6 trillion in assets under management worldwide. As of December 31, 2018, Amundi Pioneer (and its U.S. affiliates) had over $80 billion in assets under management.
The following individuals are jointly and primarily responsible for the day-to-day management of Pioneer Portfolio.
Andrew Feltus, Portfolio Manager, director of high yield and a senior vice president of Amundi Pioneer joined Amundi Pioneer in 1994.
Matthew Shulkin, CFA, Vice President and Portfolio Manager, joined Amundi Pioneer in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi Pioneer, Mr. Shulkin worked as an analyst at MAST Capital Management (2008 – 2013).
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2018, Voya IM managed approximately $102.8 billion in assets.
The following individuals are jointly and primarily responsible for the day-to-day management of High Yield Portfolio.
Rick Cumberledge, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).
Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.
Voya Investments Distributor, LLC
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.

The Distributor is a member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
What are the key differences in the rights of shareholders of VY® Pioneer High Yield Portfolio and Voya High Yield Portfolio?
VY® Pioneer High Yield Portfolio is organized as a series of Voya Partners, Inc. (“VPI”), a Maryland corporation. Voya High Yield Portfolio is organized as a series of Voya Investors Trust (“VIT”), a Massachusetts business trust. Both Portfolios are governed by a board of Directors/Trustees consisting of the same 10 members. For more information on the history of VPI or VIT, see each Portfolio’s Statement of Additional Information dated May 1, 2019.
The key differences are described in the table below.
Pioneer Portfolio	High Yield Portfolio
At any meeting of shareholders duly called for the purpose and only as required by the 1940 Act, shareholders may elect Directors by the vote of a majority of all the shares entitled to vote.	Shareholders may elect Trustees by the vote of a plurality of votes cast at any shareholder meeting called for that purpose, to the extent required by the 1940 Act.
At any meeting of shareholders duly called for the purpose, shareholders have the power to remove Directors by the vote of a majority of all the shares entitled to vote. Directors of a Maryland corporation do not have the power to remove Directors.	A Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. Trustees may also be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares or by a written declaration executed, without a meeting, by the holders of not less than two-thirds of the outstanding shares.
The liquidation of a particular series in which there are shares then outstanding may be authorized by a vote of a majority of the Directors then in office, subject to the approval of a majority of the outstanding shares of a series. The Corporation may be dissolved upon a vote of a majority of the outstanding shares.	The Trust or any series or class thereof may be terminated by the affirmative vote of a majority of the Trustees.
In general, amendments to the Articles of Incorporation must be approved by the Directors and by the affirmative vote of a majority of the outstanding shares, except that no action affecting the validity or assessibility of such shares shall be taken without the unanimous approval of the outstanding shares affected thereby.	A majority of the Trustees have the power to amend the Declaration of Trust, except that no amendment to the Declaration of Trust that would materially adversely affect the rights of shareholders may be made without the approval of a majority of shares outstanding and entitled to vote.
Additional Information about the Portfolios
Dividends and Other Distributions
Each Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions. Each Portfolio distributes capital gains, if any, annually. Each Portfolio also declares dividends and pays dividends consisting of net investment income, if any, monthly. All dividends and capital gains distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time a portion of a Portfolio’s distribution may constitute a return of capital. To comply with federal tax regulations, each Portfolio may also pay an additional capital gains distribution.
Capitalization
The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2018 and on a pro forma basis as of December 31, 2018, giving effect to the Reorganization.
	Pioneer Portfolio	High Yield Portfolio	Adjustments	High Yield Portfolio Pro Forma
Class I
Net Assets	$90,089,028	56,384,729	(61,195)[1]	146,412,562
Shares Outstanding	8,157,085	6,195,444	1,736,083[2]	16,088,612
Net Asset Value Per Share	$11.04	9.10	-	9.10
Class S
Net Assets	$1,994,700	332,668,736	(1,355)[1]	334,662,081
Shares Outstanding	180,819	36,582,828	38,471[2]	36,802,118
Net Asset Value Per Share	$11.03	9.09	-	9.09
1.	Reflects adjustment for estimated one-time merger and consolidation expenses.
2.	Reflects new shares issued, net of retired shares of Pioneer Portfolio. (Calculation: Net Assets ÷ NAV per share).
Additional Information about the Reorganization
The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below. Shareholders are encouraged to review a form of the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.
The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Pioneer Portfolio to High Yield Portfolio in exchange for shares of beneficial interest of High Yield Portfolio; (ii) the assumption by High Yield Portfolio of all of Pioneer Portfolio’s liabilities; and (iii) the distribution of shares of High Yield Portfolio to shareholders of Pioneer Portfolio, as provided for in the Reorganization Agreement in complete liquidation of Pioneer Portfolio.
Each shareholder of Class I or Class S shares of Pioneer Portfolio will hold, immediately after the Closing, the corresponding share class of High Yield Portfolio having an aggregate value equal to the aggregate value of the shares of Pioneer Portfolio held by that shareholder as of the close of business on the Closing Date. High Yield Portfolio also offers Class ADV and Class S2 shares which are not subject to this transaction.
The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Pioneer Portfolio and that each Portfolio receives an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. A copy of this opinion will be filed with the SEC within a reasonable amount of time after the Closing. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.
Expenses of the Reorganization
The expenses of the Reorganization will be shared equally by the Adviser (or an affiliate) and Pioneer Portfolio. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $123,100 and do not include the transition costs described in “Portfolio Transitioning” below.
Portfolio Transitioning
If the Reorganization is approved by shareholders, Pioneer Portfolio would partially transition its portfolio prior to the closing of the Reorganization. Specifically, it is expected that Amundi Pioneer would assist in transitioning derivatives, bank loans, and equity positions held by Pioneer Portfolio prior to the Closing and, following the Closing, Voya IM would continue to align holdings with those of High Yield Portfolio. There will be a turnover of substantially all holdings (the Adviser estimates 68%) of Pioneer Portfolio through pre-Reorganization trades by Amundi Pioneer and post-Reorganization trades by Voya IM, and the proceeds from the sale of Pioneer Portfolio’s holdings will be reinvested in securities consistent with the investment policies of High Yield Portfolio.
Costs of portfolio transitions are measured using implementation shortfall, which measures the change between the market value of a portfolio at the close of the market the day before any trading related to the portfolio transition occurs and the actual price at which the trades are executed during the portfolio transition. Implementation shortfall includes both explicit and implicit transition costs. The explicit costs include brokerage commissions, fees, and taxes. The explicit transition costs are estimated to be $2,000 and will be shared equally by the Adviser (or an affiliate) and Pioneer Portfolio. All the other costs of transitioning the Portfolios are considered implicit costs. These include spread costs, market impact costs, and opportunity costs. Quantifying implicit costs is difficult and involves some degree of subjective determinations. These implicit costs will be borne by both Pioneer Portfolio and High Yield Portfolio.
If shareholders approve the Reorganization, from the close of business on July 26, 2019 through the close of business on August 23, 2019, Pioneer Portfolio is expected to be in a “transition period.” During the transition period, Pioneer Portfolio might not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After the Closing, Voya IM, as the sub-adviser to High Yield Portfolio, may also sell portfolio holdings that it acquired from Pioneer Portfolio, and High Yield Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and could result in potential losses to the Portfolios.
Tax Considerations
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither Pioneer Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, nor High Yield Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Portfolios will receive an opinion from tax counsel to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Prior to the Closing Date, Pioneer Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a distribution consisting of any undistributed investment company taxable income, any net tax-exempt income, and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date, including portfolio transitions in connection with the Reorganization. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the fiscal year ended December 31, 2018 for the Portfolios are:
Portfolio	Amount	Expiration
Pioneer Portfolio	$(486,307)	None
	(2,415,470)	None
Total	$(2,901,777)

High Yield Portfolio	$(2,370,832)	None
	(30,235,676)	None
Total	$(32,606,508)
Total pro forma capital loss carryforwards is $(35,508,285).
Future Allocation of Premiums
Shares of Pioneer Portfolio have been purchased at the direction of Variable Contract Holders by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Pioneer Portfolio will be allocated to High Yield Portfolio.
What is the Board’s recommendation?
Based upon its review, the Board, including a majority of the Directors/Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Directors/Trustees”), determined that the Reorganization would be in the best interests of Pioneer Portfolio and its shareholders. In addition, the Board determined that the interests of the shareholders of Pioneer Portfolio would not be diluted as a result of the Reorganization.
Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors/Trustees approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that Pioneer Portfolio’s shareholders vote “FOR” the Reorganization Agreement.
What factors did the Board consider?
The Independent Directors/Trustees met in person on November 16, 2018 to evaluate and consider the Reorganization. As part of their review process, the Independent Directors/Trustees were represented by independent legal counsel. In the course of their evaluation, the Directors/Trustees reviewed materials received from the Adviser, independent legal counsel, and other information made available to them about the Portfolios. The Directors/Trustees were provided information both in writing and during oral presentations made at the meeting, including, among other matters, historical performance information, historical expense ratios, and the projected expense ratio of High Yield Portfolio following the Reorganization.
Based upon their review, the Directors/Trustees, including all of the Independent Directors/Trustees, unanimously concluded that it was in the best interest of both Portfolios that the Reorganization be approved and that the interests of both Portfolios’ shareholders would not be diluted as a result of the Reorganization. In reaching their decisions, to approve the Reorganization, no single factor was determinative in the Directors/Trustees’ analysis, but rather the Directors/Trustees considered a variety of factors. The Board, in approving the Reorganization, considered a number of factors, including without limitation the following:
•	The concerns raised regarding Amundi Pioneer’s ability to deliver investment results due to key personnel departures.
•	The superior performance of High Yield Portfolio, as compared to the performance of Pioneer Portfolio in the year-to-date, three-year, and five-year period; the performance of Pioneer Portfolio as compared to its Morningstar, Inc. (“Morningstar”) peer group and the performance of High Yield Portfolio as compared to its Morningstar peer group.
•	Information regarding the differences in fee structures of High Yield Portfolio and Pioneer Portfolio. The anticipated expenses of High Yield Portfolio following the Reorganization, including the anticipated lower gross and net expense ratios that current shareholders of Pioneer Portfolio are expected to experience as a result of the Reorganization as shareholders of High Yield Portfolio and the benefits shareholders of Pioneer Portfolio would receive due to the existing advisory fee breakpoints for High Yield Portfolio.
•	The Adviser’s representation that the Reorganization was intended to enhance the efficiency and reduce the complexity of the Voya family of funds.
•	The representations from the Portfolios’ Chief Investment Risk Officer regarding the potential benefits of the Reorganization to shareholders of the Pioneer Portfolio as shareholders of the High Yield Portfolio following the Reorganization, including a more transparent and focused strategy with less volatility and better risk-adjusted returns.

•	The similarities in the investment objectives of each Portfolio and the similarities and differences in the investment strategies of each Portfolio.
•	The net revenue for the Adviser and its affiliates that would result from the Reorganization.
•	The larger combined asset size of the two Portfolios, which would be likely to result in a reduction in expenses for the benefit of current shareholders of both Portfolios and to provide greater scale and superior potential to maintain long-term scale benefits for the shareholders of both Portfolios.
•	The Adviser’s representations that the Manager (or its affiliates) will bear 50% of costs relating to proxy solicitation and portfolio transition and that Pioneer Portfolio will bear the other 50% of costs related to proxy solicitation and portfolio transition.
•	The fact that the Reorganization would be effected at the respective net asset values per share of Pioneer Portfolio, and was not expected to result in any dilution of shareholders’ interests.
•	The fact that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.
Different Directors/Trustees may have given weight to different individual factors.
What is the required vote?
Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.
What happens if shareholders do not approve the Reorganization?
If shareholders of Pioneer Portfolio do not approve the Reorganization, Pioneer Portfolio will continue to be managed by the Adviser as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

General Information about the Proxy Statement/Prospectus
Who is asking for my vote?
The Board is soliciting your vote for a special meeting of Pioneer Portfolio’s shareholders.
How is my proxy being solicited?
Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about June 3, 2019. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.
What happens to my proxy once I submit it?
The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.
Can I revoke my proxy after I submit it?
A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Pioneer Portfolio a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.
How will my shares be voted?
If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot or Voting Instruction Card but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.
Quorum and Tabulation
Each shareholder of Pioneer Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Each shareholder of Pioneer Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders entitled to cast a majority in number of votes shall be necessary to constitute a quorum for the transaction of business.
Adjournments
If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of VPI and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.
Broker Non-Votes and Abstentions
If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.
Additional Voting Information
The Separate Accounts and Qualified Plans are the record owners of the shares of Pioneer Portfolio. The Qualified Plans and Separate Accounts will vote Pioneer Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Pioneer Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the Pioneer Portfolio’s shareholders in determining whether a quorum is present.
Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of Pioneer Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?
As of the Record Date, the following shares of beneficial interest of Pioneer Portfolio were outstanding and entitled to vote:
Class	Shares Outstanding
I	181,252.241
S	8,175,299.725
Total	8,356,551.966
Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Director owns 1% or more of the outstanding shares of any class of Pioneer Portfolio, and the officers and Directors own, as a group, less than 1% of the shares of any class of the Pioneer Portfolio.
Appendix C hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of Pioneer Portfolio or High Yield Portfolio.
Can shareholders submit proposals for a future shareholder meeting?
Pioneer Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Proxy Statement/Prospectus?
Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a shareholder of record, unless Pioneer Portfolio has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at 1-800-262-3862. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform Pioneer Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-262-3862.
In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.
Secretary
June 3, 2019
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 16th day of November, 2018, by and between Voya Investors Trust (“VIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Trust”), on behalf of its series, Voya High Yield Portfolio (the “Surviving Portfolio”), and Voya Partners, Inc. (“VPI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Company”), on behalf of its series, VY® Pioneer High Yield Portfolio (the “Disappearing Portfolio”).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Disappearing Portfolio to the Surviving Portfolio in exchange solely for Class I and Class S voting shares of beneficial interest of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of the liabilities of the Disappearing Portfolio described in paragraph 1.3, and the distribution of the Surviving Portfolio Shares to the shareholders of the Disappearing Portfolio in complete liquidation of the Disappearing Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Disappearing Portfolio and the Surviving Portfolio are series of open-end, registered investment companies of the management type and the Disappearing Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and
WHEREAS, the Board of Trustees of the Surviving Portfolio has determined that the exchange of all of the assets of the Disappearing Portfolio for Surviving Portfolio Shares and the assumption of the liabilities of the Disappearing Portfolio, as described in paragraphs 1.2 and 1.3 herein, by the Surviving Portfolio are in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and
WHEREAS, the Board of Directors of the Disappearing Portfolio has determined that the exchange of all of the assets of the Disappearing Portfolio for Surviving Portfolio Shares and the assumption of the liabilities of the Disappearing Portfolio by the Surviving Portfolio, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Disappearing Portfolio and its shareholders and that the interests of the existing shareholders of the Disappearing Portfolio would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE DISAPPEARING PORTFOLIO TO THE SURVIVING PORTFOLIO IN EXCHANGE FOR THE SURVIVING PORTFOLIO SHARES, THE ASSUMPTION OF ALL DISAPPEARING PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE DISAPPEARING PORTFOLIO
1.1. Subject to the requisite approval of the Disappearing Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Disappearing Portfolio agrees to transfer all of the Disappearing Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefor: (i) to deliver to the Disappearing Portfolio the number of full and fractional Class I and Class S Surviving Portfolio Shares determined by dividing the value of the Disappearing Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Disappearing Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).
1.2. The assets of the Disappearing Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Disappearing Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Disappearing Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).
1.3. The Disappearing Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall assume all of the liabilities of the Disappearing Portfolio whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Disappearing Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income, if any, and realized net capital gain, if any, for the current taxable year through the Closing Date and any other amounts necessary to be distributed in order to eliminate any excise tax liability under Section 4982 of the Code.
1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Disappearing Portfolio will distribute to the Disappearing Portfolio’s shareholders of record with respect to its Class I and Class S shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Surviving Portfolio Shares of the same class received by the Disappearing Portfolio pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Disappearing Portfolio will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Disappearing Portfolio’s shares, by the transfer of the Surviving Portfolio Shares then credited to the account of the Disappearing Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the shareholders of record of each class of the Disappearing Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Disappearing Portfolio Shareholders”). The aggregate net asset value of Class I and Class S Surviving Portfolio Shares to be so credited to shareholders of Class I and Class S shares of the Disappearing Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the shares of the Disappearing Portfolio of that same class owned by such shareholders on the Closing Date. All issued and outstanding

Class I and Class S Disappearing Portfolio shares will simultaneously be canceled on the books of the Disappearing Portfolio, although share certificates representing interests in Class I and Class S shares of the Disappearing Portfolio will represent a number of shares of the same class of Surviving Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Class I and Class S Surviving Portfolio Shares in connection with such exchange.
1.5. Ownership of Surviving Portfolio Shares will be shown on the books of the Surviving Portfolio’s transfer agent, as defined in paragraph 3.3.
1.6. Any reporting responsibility of the Disappearing Portfolio including, but not limited to, the responsibility for the filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Disappearing Portfolio until the Disappearing Portfolio completes its liquidation and dissolves. Thereafter, any such reporting responsibilities shall be the responsibility of the Surviving Portfolio’s investment manager on behalf of the Disappearing Portfolio.
2. VALUATION
2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends and deduction for any expenses of the Reorganization contemplated hereby to be paid by the Disappearing Portfolio on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Surviving Portfolio, and valuation procedures established by the Surviving Portfolio’s Board of Trustees.
2.2. The net asset value of Class I and Class S Surviving Portfolio Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Surviving Portfolio’s then-current prospectus and statement of additional information and valuation procedures established by the Surviving Portfolio’s Board of Trustees.
2.3. The number of the Class I and Class S Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Disappearing Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class I and Class S shares of the Disappearing Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Surviving Portfolio Shares of the same class, determined in accordance with paragraph 2.2.
2.4. All computations of value shall be made by the Disappearing Portfolio’s designated record keeping agent and shall be subject to review by the Surviving Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be August 23, 2019 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Surviving Portfolio or at such other time and/or place as the parties may agree.
3.2. The Disappearing Portfolio shall direct the Bank of New York Mellon, as custodian for the Disappearing Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Disappearing Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Surviving Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Disappearing Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Disappearing Portfolio’s Assets are deposited, the Disappearing Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Disappearing Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.
3.3. The Disappearing Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Disappearing Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Disappearing Portfolio Shareholders and the number and percentage ownership of outstanding Class I and Class S shares owned by each such shareholder immediately prior to the Closing. The Surviving Portfolio shall issue and deliver a confirmation evidencing the Surviving Portfolio Shares to be credited on the Closing Date to the Secretary of the Surviving Portfolio, or provide evidence satisfactory to the Disappearing Portfolio that such Surviving Portfolio Shares have been credited to the Disappearing Portfolio’s account on the books of the Surviving Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Disappearing Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Disappearing

Portfolio or the Board of Trustees of the Surviving Portfolio, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Disappearing Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been disclosed to the Surviving Portfolio in a written instrument executed by an officer of VPI, VPI, on behalf of the Disappearing Portfolio, represents and warrants to VIT as follows:
(a) The Disappearing Portfolio is duly organized as a series of VPI, which is a corporation, validly existing and in good standing under the laws of the State of Maryland, with power under VPI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;
(b) VPI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Disappearing Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Disappearing Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;
(d) The current prospectus and statement of additional information of the Disappearing Portfolio and each prospectus and statement of additional information of the Disappearing Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) On the Closing Date, the Disappearing Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;
(f) The Disappearing Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VPI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VPI, on behalf of the Disappearing Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VPI, on behalf of the Disappearing Portfolio, is a party or by which it is bound;
(g) All material contracts or other commitments of the Disappearing Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Disappearing Portfolio at or prior to the Closing Date;
(h) Except as otherwise disclosed in writing to and accepted by VIT, on behalf of the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Disappearing Portfolio or any of its properties or assets or any person whom the Disappearing Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VPI, on behalf of the Disappearing Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Disappearing Portfolio as of and for the year ended December 31, 2017 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. generally accepted accounting principles (“U.S. GAAP”), and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Disappearing Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Disappearing Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;
(j) Since December 31, 2017, there has not been any material adverse change in the Disappearing Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Disappearing Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Disappearing Portfolio due to declines in market values of securities in the Disappearing Portfolio’s portfolio, the discharge of Disappearing Portfolio liabilities, or the redemption of Disappearing Portfolio shares by shareholders of the Disappearing Portfolio shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Disappearing Portfolio required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Disappearing Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Disappearing Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income, net tax-exempt income and net capital gain for each of (i) any prior taxable year for which any such dividend and related distribution are still timely and (ii) the period ending on the Closing Date, and has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);
(m) All issued and outstanding shares of the Disappearing Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Disappearing Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Disappearing Portfolio, as provided in paragraph 3.3. The Disappearing Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Disappearing Portfolio, nor is there outstanding any security convertible into any of the Disappearing Portfolio shares;
(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of VPI, on behalf of the Disappearing Portfolio, and, subject to the approval of the shareholders of the Disappearing Portfolio, this Agreement will constitute a valid and binding obligation of the Disappearing Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o) The information to be furnished by VPI, on behalf of the Disappearing Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;
(p) The proxy statement of the Disappearing Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Disappearing Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
(q) On the Closing Date, the Disappearing Portfolio will have sold such of its assets, if any, as are necessary based on information provided by the Surviving Portfolio and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Disappearing Portfolio pursuant to this Agreement, the Surviving Portfolio, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Surviving Portfolio Prospectus, as amended through the Closing Date.
4.2. Except as has been disclosed to the Disappearing Portfolio in a written instrument executed by an officer of VIT, VIT, on behalf of the Surviving Portfolio, represents and warrants to VPI as follows:
(a) The Surviving Portfolio is duly organized as a series of VIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under VIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;
(b) VIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Surviving Portfolio under the 1933 Act, are in full force and effect;
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
(d) The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Disappearing Portfolio has received notice and necessary documentation at or prior to the Closing;
(f) The Surviving Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which VIT, on behalf of the Surviving Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VIT, on behalf of the Surviving Portfolio, is a party or by which it is bound;
(g) Except as otherwise disclosed in writing to and accepted by VPI, on behalf of the Disappearing Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VIT, on behalf of the Surviving Portfolio, or any of its properties or assets, or any person whom the Surviving Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VIT, on behalf of the Surviving Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Surviving Portfolio as of and for the year ended December 31, 2017 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with consistently applied U.S. GAAP, and such statements (copies of which have been furnished to the Disappearing Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;
(i) Since December 31, 2017, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Disappearing Portfolio. (For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio Shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change);
(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been timely filed and are or will be correct and complete in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income, net tax-exempt income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);
(l) All issued and outstanding shares of the Surviving Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Surviving Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Surviving Portfolio, as provided in paragraph 3.3. The Surviving Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Portfolio Shares, nor is there outstanding any security convertible into any Surviving Portfolio Shares;
(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VIT, on behalf of the Surviving Portfolio, and this Agreement will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n) The Class I and Class S Surviving Portfolio Shares to be issued and delivered to the Disappearing Portfolio, for the account of the Disappearing Portfolio shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by VIT, on behalf of the Surviving Portfolio, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
(p) That insofar as it relates to the Surviving Portfolio, the Registration Statement relating to the Surviving Portfolio Shares issuable hereunder, and the proxy materials with respect to the Disappearing Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Disappearing Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Surviving Portfolio Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Surviving Portfolio will, within a commercially reasonable amount of time, inform the Disappearing Portfolio.
5. COVENANTS OF THE SURVIVING PORTFOLIO AND THE DISAPPEARING PORTFOLIO
5.1. The Surviving Portfolio and the Disappearing Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2. The Disappearing Portfolio will call a meeting of the shareholders of the Disappearing Portfolio to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3. The Disappearing Portfolio covenants that the Class I and Class S Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4. The Disappearing Portfolio will assist the Surviving Portfolio in obtaining such information as the Surviving Portfolio reasonably requests concerning the beneficial ownership of the Disappearing Portfolio’s shares.
5.5. Subject to the provisions of this Agreement, the Surviving Portfolio and the Disappearing Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.6. The Disappearing Portfolio will provide the Surviving Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Surviving Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Disappearing Portfolio to consider approval of this Agreement and the transactions contemplated herein.
5.7. The Surviving Portfolio will advise the Disappearing Portfolio promptly if at any time prior to the Closing Date the assets of the Disappearing Portfolio include any securities that the Surviving Portfolio is not permitted to acquire.
5.8. As soon as is reasonably practicable after the Closing, the Disappearing Portfolio will make a liquidating distribution to its shareholders consisting of the Class I and Class S Surviving Portfolio Shares received at the Closing.
5.9. The Surviving Portfolio and the Disappearing Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.10. VPI, on behalf of the Disappearing Portfolio, covenants that VPI will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as VIT, on behalf of the Surviving Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) VPI’s, on behalf of the Disappearing Portfolio’s, title to and possession of the Surviving Portfolio Shares to be delivered hereunder, and (b) VIT’s, on behalf of the Surviving Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.
5.11. The Surviving Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE DISAPPEARING PORTFOLIO
The obligations of VPI, on behalf of the Disappearing Portfolio, to consummate the transactions provided for herein shall be subject, at VPI’s election, to the performance by VIT, on behalf of the Surviving Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of VIT, on behalf of the Surviving Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
6.2. VIT, on behalf of the Surviving Portfolio shall have delivered to VPI a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to VPI and dated as of the Closing Date, to the effect that the representations and warranties of VIT, on behalf of the Surviving Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as VPI shall reasonably request; and
6.3. VIT, on behalf of the Surviving Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VIT, on behalf of the Surviving Portfolio, on or before the Closing Date.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING PORTFOLIO
The obligations of VIT, on behalf of the Surviving Portfolio, to complete the transactions provided for herein shall be subject, at VIT’s election, to the performance by VPI, on behalf of the Disappearing Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1. All representations and warranties of VPI, on behalf of the Disappearing Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2. VPI, on behalf of the Disappearing Portfolio shall have delivered to VIT, on behalf of the Surviving Portfolio, (i) a statement of the Disappearing Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of VPI, (ii) a statement of the respective tax basis of each investment transferred by the Disappearing Portfolio to Surviving Portfolio, and (iii) copies of all relevant tax books and records;
7.3. VPI, on behalf of the Disappearing Portfolio shall have delivered to VIT, on behalf of the Surviving Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to VIT and dated as of the Closing Date, to the effect that the representations and warranties of VPI, on behalf of the Disappearing Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as VIT shall reasonably request;
7.4. VPI, on behalf of the Disappearing Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VPI, on behalf of the Disappearing Portfolio, on or before the Closing Date; and
7.5. The Disappearing Portfolio shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, all of its net tax-exempt income, if any, and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any prior taxable year if still timely under Section 855 of the Code, to the extent not otherwise already distributed.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING PORTFOLIO AND THE DISAPPEARING PORTFOLIO
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to VPI, on behalf of the Disappearing Portfolio, or VIT, on behalf of the Surviving Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Disappearing Portfolio in accordance with the provisions of VPI’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to VIT. Notwithstanding anything herein to the contrary, neither VIT, on behalf of the Surviving Portfolio, nor VPI, on behalf of the Disappearing Portfolio, may waive the conditions set forth in this paragraph 8.1;
8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by VIT, on behalf of the Surviving Portfolio, or VPI, on behalf of the Disappearing Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Disappearing Portfolio, provided that either party hereto may for itself waive any of such conditions;
8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of tax counsel (which opinion will be subject to certain qualifications) addressed to VIT and VPI substantially to the effect that, based upon certain facts, assumptions, representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, the transaction contemplated by this Agreement shall constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Code for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request of VIT and VPI. Notwithstanding anything herein to the contrary, VIT and VPI may not waive the condition set forth in this paragraph 8.5.
9. BROKERAGE FEES AND EXPENSES
9.1. VPI, on behalf of the Disappearing Portfolio, and VIT, on behalf of the Surviving Portfolio, each represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2. The expenses relating to the proposed Reorganization will be borne by the investment manager to both the Surviving and the Disappearing Portfolio (or an affiliate of the investment manager) and by the Disappearing Portfolio in the following manner: the investment manager will bear 50% of the cost of the Reorganization and the Disappearing Portfolio will bear 50% of the cost of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Disappearing Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
11. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before November 30, 2019, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.
12. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of VIT and VPI; provided, however, that following the meeting of the shareholders of the Disappearing Portfolio called by VPI pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class I and Class S Surviving Portfolio Shares to be issued to the Disappearing Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.
13. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
Voya Partners, Inc.
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.
With a copy to:
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Attn: Elizabeth Reza

Voya Investors Trust
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.
With a copy to:
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Attn: Elizabeth Reza
14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Disappearing Portfolio or the corporate property of the Surviving Portfolio, as the case may be, as provided in the Articles of Incorporation of VPI or the Declaration of Trust of VIT, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

Appendix B: Additional Information Regarding Voya High Yield Portfolio
Portfolio Holdings Information
A description of High Yield Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
How Shares Are Priced
High Yield Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of High Yield Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of High Yield Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when High Yield Portfolio is closed for business, Portfolio shares will not be priced and High Yield Portfolio does not transact purchase and redemption orders. To the extent High Yield Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, High Yield Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board. Such procedures provide, for example, that:
•	Exchange-traded securities are valued at the mean of the closing bid and ask.
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and High Yield Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which High Yield Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine High Yield Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in High Yield Portfolio.
When your Variable Contract or Qualified Plan is buying shares of High Yield Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by High Yield Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
How to Buy and Sell Shares
High Yield Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of High Yield Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
High Yield Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to High Yield Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on High Yield Portfolio's behalf.
High Yield Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which High Yield Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in High Yield Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. High Yield Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
High Yield Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. High Yield Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Frequent Trading – Market Timing
High Yield Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of High Yield Portfolio. Shares of High Yield Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of High Yield Portfolio.
The Board has made a determination not to adopt a separate policy for High Yield Portfolio with respect to frequent purchases and redemptions of shares by High Yield Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within High Yield Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, High Yield Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in High Yield Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. High Yield Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. High Yield Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
High Yield Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of High Yield Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on High Yield Portfolio's performance.
Because some Underlying Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•	Rebalancing to facilitate fund-of-fund arrangements or High Yield Portfolio’s systematic exchange privileges; and
•	Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to High Yield Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in High Yield Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of High Yield Portfolio's shareholders.
Payments to Financial Intermediaries
Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from High Yield Portfolio's Distribution and Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from High Yield Portfolio’s Service Plans may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use High Yield Portfolio as an investment option. In addition, the Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to High Yield Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, or affiliated entities of High Yield Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from High Yield Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in High Yield Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by High Yield Portfolio may provide an incentive for insurance companies or Qualified Plans to make High Yield Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Proxy Statement/Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Lexington Life Insurance Company, Lincoln Financial Group, Massachusetts Mutual Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Symetra Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Union Securities. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.50%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use High Yield Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants.

Neither High Yield Portfolio, the Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
Shareholder Service Plan
High Yield Portfolio has a shareholder service plan (“Shareholder Service Plan”) for Class S shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Shareholder Service Plan, High Yield Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
High Yield Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, High Yield Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
High Yield Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of High Yield Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the contract.
See the SAI for further information about tax matters.
The tax status of your investment in High Yield Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.
Financial Highlights
The financial highlights table is intended to help you understand High Yield Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in High Yield Portfolio (assuming reinvestment of all dividends and/or distributions). The information has been audited by KPMG LLP, whose report, along with High Yield Portfolio’s financial statements, is included in High Yield Portfolio’s Annual Report, which is available upon request.
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya High Yield Portfolio
Class I
12-31-18	9.95	0.58	(0.86)	(0.28)	0.57	—	—	0.57	—	9.10	(2.96)	0.50	0.48	0.48	5.99	56,385	35
12-31-17	10.01	0.60	0.04	0.64	0.68	—	0.02	0.70	—	9.95	6.58	0.50	0.48	0.48	5.96	62,380	37
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
12-31-14	10.61	0.64•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48	0.48	6.03	61,136	78
Class S
12-31-18	9.94	0.55	(0.85)	(0.30)	0.55	—	—	0.55	—	9.09	(3.20)	0.75	0.73	0.73	5.74	332,669	35
12-31-17	10.01	0.58	0.02	0.60	0.65	—	0.02	0.67	—	9.94	6.20	0.75	0.73	0.73	5.71	403,630	37
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
12-31-14	10.60	0.61•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73	0.73	5.79	590,463	78
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(3)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS
The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of April 29, 2019:
Pioneer Portfolio
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	54.3% Class I; 25.7% Class S Beneficial	53.7%	28.2%
Security Life Insurance of Denver A VUL RTE 5106 P.O. Box 20 Minneapolis, MN 55440-0020	22.4% Class I; Beneficial	21.9%	3.1%
Reliastar Life Insurance Co. FBO SVUL 1 One Orange Way Windsor, CT 06095	22.6% Class I; Beneficial	22.1%	3.1%
Voya Institutional Trust Co. One Orange Way Windsor, CT 06095	74.3% Class S; Beneficial	1.6%	13.4%
High Yield Portfolio
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Voya Institutional Trust Co. One Orange Way Windsor, CT 06095	79.9% Class ADV; 13.9% Class I; Beneficial	15.4%	13.4%
Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TS31 One Orange Way B3N Windsor, CT 06095	19.4% Class ADV; Beneficial	11.3%	2.9%
Voya Global Perspectives Portfolio Attn: Voya Operations 7337 E. Doubletree Ranch Road Suite 100 Scottsdale, AZ 85258-2034	18.3% Class I: Beneficial	2.2%	1.9%
Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	67.7% Class I; 99.7% Class S2; 21.7% Class S; Beneficial	24.0%	28.2%
Voya Insurance and Annuity Company 1475 Dunwoody Drive West Chester, PA 19380-1478	75.4% Class S; Beneficial	52.9%	45.5%
*	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on April 29, 2019.
Voya Retirement Insurance and Annuity Company, a Connecticut corporation, may be deemed a control person of High Yield Portfolio. Voya Retirement Insurance and Annuity Company is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Insurance and Annuity Company, an Iowa company, may be deemed a control person of Pioneer Portfolio. Voya Insurance and Annuity Copmany is an indirect, wholly-owned subsidiary of VA Capital Company LLC.

VOYA-PHY-PXY-0603

PART B

VOYA INVESTORS TRUST

Statement of Additional Information

June 3, 2019

Acquisition of the Assets and Liabilities of: VY® Pioneer High Yield Portfolio (A Series of Voya Partners, Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: Voya High Yield Portfolio (A Series of Voya Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of Voya High Yield Portfolio (“SAI”) is available to the shareholders of VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”), a series of Voya Partners, Inc., in connection with a proposed transaction whereby all of the assets and liabilities of Pioneer Portfolio will be transferred to Voya High Yield Portfolio (“High Yield Portfolio,” together with Pioneer Portfolio, the “Portfolios”, each a “Portfolio”), a series of Voya Investors Trust, in exchange for shares of High Yield Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for High Yield Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for Pioneer Portfolio, dated May 1, 2019, as filed on April 25, 2019 (File No: 811-08319) and the SAI for High Yield Portfolio dated May 1, 2019, as filed on April 25, 2019 (File No: 811-05629).

2.	The Financial Statements of Pioneer Portfolio included in the Annual Report dated December 31, 2018, as filed on March 11, 2019 (File No. 811-08319) and the Financial Statements of High Yield Portfolio included in the Annual Report dated December 31, 2018, as filed on March 11, 2019 (File No. 811-05629).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated June 3, 2019, relating to the Reorganization of Pioneer Portfolio may be obtained, without charge, by writing to the Voya Investment Management at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-262-3862.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

High Yield Portfolio

*****

Set forth below is an excerpt from High Yield Portfolio’s annual report dated December 31, 2018.

Market Perspective: Year Ended December 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over- all loss.

2

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*	The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

3

Portfolio Manager’s Report

Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2018, the Portfolio’s Class S shares provided a total return of -3.20% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned -2.08% for the same period.

Portfolio Specifics: Until November, high yield was one of the only fixed income asset classes that had posted positive returns for the year. High yield bonds largely withstood the volatility that plagued the equity markets, driven by continued trade war rhetoric between the United States and China, softer global growth, a decline in oil prices and continued interest rate increases by the U.S. Federal Reserve Board (“Fed”), among other factors. The high yield market nose-dived after November, pressured by fears of a growth slowdown in China and uncertainty surrounding the pace of continued Fed rate hikes. High yield spreads to comparable maturity U.S. Treasuries widened to levels last seen in early 2016; the market finished down 2.08% for the year, after being up 2.81% as recently as October.

We attribute much of the Portfolio’s underperformance during the reporting period to our holdings in the communications space. The wirelines sector is undergoing a fundamental shift, which during the reporting period created volatility and credit stress. Our position in Telecom Italia hurt performance as economic headwinds in Italy combined with turmoil in the boardroom to pressure bond levels. What’s more, our positioning in DISH and Intelsat led to underperformance in the cable and satellite sector.

Within the automotive sector, the Portfolio’s holding in American Tire Distributors detracted from performance. The price of the bonds dropped sharply after the loss of a major supplier threatened the viability of the company’s business model. We exited the position at a loss, which proved to be the right move, since the bonds ultimately traded much lower when the company filed for bankruptcy.

The largest contributor to relative performance during the period was the recovery by previous underperformers among retailers and supermarkets, including Rite Aid and PetSmart. The Portfolio’s underweight positioning of oil field services added to relative returns as oil prices declined significantly. When combined with a slight overweight to independent energy sector, however, the contribution from the Portfolio’s broad energy allocation was largely flat

Current Strategy and Outlook: The high yield market was one of the top performers in the fixed income space until the last two months of 2018, when fears over slowing global growth escalated. This, coupled with uncertainty around the Fed’s pace of interest rate hikes, led to a spike in equity volatility and a sharp move wider in spreads. High yield closed the year at an option-adjusted spread of 526 basis points (5.26%). This was 183 basis points (1.83%) wider year-to-date and 222 basis points (2.22%) from its tightest levels, which the Index reached just in October. This equates to an index yield-to-worst of 7.95%, a level last seen in early 2016.

In our view, credit fundamentals for the high yield market remain reasonable. While we expect growth to moderate in 2019 to at or above trend, we believe a recession is not imminent and therefore the next default cycle remains beyond the horizon. We believe that earnings growth will slow as a result but will remain positive. In our view, credit statistics will continue to improve, as we have yet to see a pick-up of intentional leveraging or other typical, late-cycle behavior. It is our belief that key risks remain in the macro environment, particularly the potential of a sharp growth slowdown in China. A pause in the Fed’s pace of rate hikes should be supportive of high yield, in our opinion. Given the continued solid fundamental backdrop, we believe recent spread widening presents more attractive valuations. In our view, yield spreads more than compensate for near-term default risk, but we do not expect them to reach the tightest levels as the cycle ages. We continue to maintain an overweight to single B-rated issuers while opportunistically reducing our CCC exposure. We continue to be positive on the independent energy sector despite the recent decline in oil prices, and remain underweight oil field services. We maintain our overweights to the leisure and chemicals sectors, with a bias towards companies with more domestic exposures. Our longtime underweight to financials remains as we see more favorable risk/return potential in other sectors.

*Effective March 31, 2018, Matthew Toms was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation as of December 31, 2018
(as a percentage of net assets)

Corporate Bonds/Notes	96.5%
Bank Loans	0.2%
Common Stock	0.1%
Convertible Bonds/Notes**	0.0%
Other**	0.0%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
** Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

4

Top Ten Holdings as of December 31, 2018*
(as a percentage of net assets)

HCA, Inc., 7.500%, 02/15/22	0.8%
Sprint Communications, Inc., 6.000%, 11/15/22	0.7%
Sprint Corp., 7.125%, 06/15/24	0.7%
Vizient, Inc., 10.375%, 03/01/24	0.6%
DISH DBS Corp., 5.875%, 11/15/24	0.6%
Bausch Health Cos, Inc., 8.500%, 01/31/27	0.6%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.6%
BWAY Holding Co., 7.250%, 04/15/25	0.6%
CommScope Tech Finance LLC, 6.000%, 06/15/25	0.5%
Century Communities, Inc., 5.875%, 07/15/25	0.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

5

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Pioneer Portfolio will be transferred to High Yield Portfolio, in exchange for shares of High Yield Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of December 31, 2018. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

6

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2018 (unaudited)

	VY® Pioneer High Yield	Voya High Yield	Pro Forma		Voya High Yield Pro
	Portfolio	Portfolio	Adjustments		Forma Combined
ASSETS:
Investments in securities at value +*	$84,579,653	$459,237,313			$543,816,966
Short-term investments at value**	11,017,502	35,967,365	(817,038	)(A)	46,167,829
Cash	281,305	88,962			370,267
Cash collateral for futures	72,388	–			72,388
Cash collateral for centrally cleared swaps (Note x)	226,531	–			226,531
Receivables:
Investment securities sold	3,616,530	335,572			3,952,102
Fund shares sold	21,127	42,185			63,312
Dividends	16,322	–			16,322
Interest	1,233,753	8,147,004			9,380,757
Prepaid expenses	471	–			471
Reimbursement due from manager	6,311	–	62,550	(B)	68,861
Other assets	5,210	27,291			32,501
Total assets	101,077,103	503,845,692	(754,488)		604,168,307

LIABILITIES:
Payable for investment securities purchased	7,900,812	–			7,900,812
Payable for fund shares redeemed	186,033	2,139,050			2,325,083
Payable upon receipt of securities loaned	–	27,210,340			27,210,340
Variation margin payable on centrally cleared swaps	4,038	–	(4,038	)(A)	–
Payable for unified fees	–	201,606	56,434	(A)	258,040
Payable for investment management fees	55,932	–	(55,932	)(A)	–
Payable for distribution and shareholder service fees	423	115,809			116,232
Payable to directors/trustees under the deferred compensation plan (Note X)	5,210	27,291			32,501
Payable for directors fees	502	–	(502	)(A)	–
Payable for borrowings against line of credit	813,000	–	(813,000	)(A)	–
Other accrued expenses and liabilities	27,425	–	125,100	(B)	152,525
Total liabilities	8,993,375	29,694,096	(691,938)		37,995,533
NET ASSETS	$92,083,728	$474,151,596	$(62,550)		$566,172,774

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$97,442,723	$537,713,375			$635,156,098
Total distributable earnings (loss)	(5,358,995)	(63,561,779)	(62,550	)(B)	(68,983,324)
NET ASSETS	$92,083,728	$474,151,596	$(62,550)		$566,172,774
___________________________________
+ Including securities loaned at value	$–	$26,535,549			$26,535,549
* Cost of investments in securities	$89,853,799	$490,359,773			$580,213,572
** Cost of short-term investments	$11,017,525	$35,967,381			$46,984,906

Class ADV:
Net Assets	n/a	$80,871,696			$80,871,696
Shares authorized	n/a	unlimited			unlimited
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	8,893,238			8,893,238
Net asset value and redemption price per share	n/a	$9.09			$9.09

Class I:
Net Assets	$90,089,028	$56,384,729	$(61,195	)(B)	$146,412,562
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	8,157,085	6,195,444	1,736,083	(C)	16,088,612
Net asset value and redemption price per share	$11.04	$9.10			$9.10

Class S:
Net Assets	$1,994,700	$332,668,736	$(1,355	)(B)	$334,662,081
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	180,819	36,582,828	38,471	(C)	36,802,118
Net asset value and redemption price per share	$11.03	$9.09			$9.09

Class S2:
Net assets	n/a	$4,226,435			$4,226,435
Shares authorized	n/a	unlimited			unlimited
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	464,124			464,124
Net asset value and redemption price per share	n/a	$9.11			$9.11

(A)	Reflects adjustments related to portfolio consolidation.
(B)	Reflects adjustment for estimated one time merger expenses and transition costs (See Note X in Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects new shares issued, net of retired shares of Voya High Yield Portfolio. (Calculation: Net Assets ÷ NAV per share)

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

1

STATEMENTS OF OPERATIONS for the year ended December 31, 2018 (Unaudited)

	VY® Pioneer High	Voya High Yield	Pro Forma		Voya High Yield Pro
	Yield Portfolio	Portfolio	Adjustments		Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$145,672		$-		$145,672
Interest	$5,633,610	$33,694,858	$-		$39,328,468
Securities lending income, net	-	475,822	-		475,822
Total investment income	5,779,282	34,170,680	-		39,949,962

EXPENSES:
Investment management fees	701,703	-	(701,703	)(A)	-
Unified fees	-	2,587,636	491,193	(A)	3,078,829
Distribution and shareholder service fees:
Class ADV		536,193	(0)		536,193
Class S	7,088	933,612	(0)		940,700
Class S2	-	20,523	(0)		20,523
Transfer agent fees	413	-	(413	)(A)	-
Shareholder reporting expense	20,196	-	(20,196	)(A)	-
Professional fees	14,501	-	(14,501	)(A)	-
Custody and accounting expense	32,794	-	(32,794	)(A)	-
Directors/Trustee fees and expenses	4,010	25,592	33,232	(A)	62,834
Miscellaneous expense	9,850	-	(9,850	)(A)	-
Interest expense	769	-	(769	)(A)	-
Merger and transition expenses	-	-	125,100	(B)	125,100
Total expenses	791,324	4,103,556	(230,147)		4,664,733
Net waived and reimbursed fees	(69,613)	(80,289)	-	(A)	(149,902)
Brokerage commission recapture	(49)	-	49	(B)	-
Net expenses	721,662	4,023,267	(230,098)		4,514,831
Net investment income	5,057,620	30,147,413	230,098		35,435,131

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	512,849	(6,645,975)	3,880	(B)	(6,129,246)
Foreign currency related transactions	693	-	-		693
Futures	5,647	-	-		5,647
Swaps	161,515	-	-		161,515
Net realized gain	680,704	(6,645,975)	3,880		(5,961,391)
Net change in unrealized appreciation or depreciation on:
Investments	(8,198,699)	(39,270,375)	-		(47,469,074)
Foreign currency related transactions	(40)	-			(40)
Futures	47,920	-	-		47,920
Swaps	(134,546)	-	-		(134,546)
Unfunded commitments	3,880	-	(3,880	)(B)	-
Net change in unrealized appreciation or depreciation	(8,281,485)	(39,270,375)	(3,880)		(47,555,740)
Net realized and unrealized gain	(7,600,781)	(45,916,350)	-		(53,517,131)
Decrease in net assets resulting from operations	$(2,543,161)	$(15,768,937)	$233,978		$(18,082,000)

(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustments related to portfolio transitioning.

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

2

VY® Pioneer High Yield Portfolio	Voya High Yield Portfolio	Pro Forma adjustments		Voya High Yield Portfolio Pro Forma Combined					VY® Pioneer High Yield Portfolio	Voya High Yield Portfolio	Pro Forma adjustments		Voya High Yield Portfolio Pro Forma Combined

Shares/ Principal amount†	Shares/ Principal amount†	Shares/ Principal amount†		Shares/ Principal amount†					Value	Value	Value		Value

		BANK LOANS					0.2%
						Bank Loans:		0.2%
298,500	-	(298,500	)(A)	-		Aleris International, Inc. TL 1L, 7.245% (US0003M + 4.75%), 02/27/2023			296,448	$-	$(296,448	)(A)	$-
70,319	-	(70,319	)(A)	-		Alliant Holdings I, Inc. 2015 Term Loan B, 5.205% (US0003M +3.250%), 05/09/2025			66,853	-	(66,853	)(A)	-
126,750	-	(126,750	)(A)	-		American Axle & Manufacturing Holdings, Inc. - Term Loan A, 4.76% (US0003M+2.000%), 04/06/2024			120,698	-	(120,698	)(A)	-
204,761	-	(204,761	)(A)	-		Builders FirstSource, Inc., 5.803%, (US0003M+3.000%), 02/29/2024			192,885	-	(192,885	)(A)	-
218,176	-	(218,176	)(A)	-		Camping World TL B 1L, 5.272%, (US0003M+3.750%), 11/08/2023			197,858	-	(197,858	)(A)	-
260,363	-	(260,363	)(A)	-		Caraustar Industries, Inc. - TL 1L, 8.303%, (US0003M + 5.500%), 03/14/2022			259,305	-	(259,305	)(A)	-
301,966	-	(301,966	)(A)	-		Confie Seguros Holding II - TL B 1L, 7.457%, (US0003M+4.750%), 04/19/2022			298,443	-	(298,443	)(A)	-
74,583	-	(74,583	)(A)	-		DynCorp International, Inc. Term Loan B2 1L, 8.470%, (US0003M+6.000%), 07/07/2020			74,210	-	(74,210	)(A)	-
384,000	-	(384,000	)(A)	-		Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 9.272%, (US0003M+6.750%), 10/19/2025			366,720	-	(366,720	)(A)	-
248,664	-	(248,664	)(A)	-		Gavilan Resources LLC - TL 2L, 8.504%, (US0003M+6.000%), 03/01/2024			191,471	-	(191,471	)(A)	-
56,457	-	(56,457	)(A)	-		Golden Nugget, Inc. - TL 1L, 5.277%, (US0003M+3.250%), 10/04/2023			54,086	-	(54,086	)(A)	-
298,828	-	(298,828	)(A)	-		McGraw-Hill Global Education Holdings, LLC, 6.522%, (US0003M+4.000%), 05/04/2022			271,560	-	(271,560	)(A)	-
247,403	-	(247,403	)(A)	-		Neiman Marcus Group, Inc. - TL 1L, 5.630%, (US0003M+3.250%), 10/25/2020			210,911	-	(210,911	)(A)	-
460,199	-	(460,199	)(A)	-		RegionalCare Hospital Partners Holdings, Inc. - TL 1L, 7.129%, (US0003M+4.500%), 11/16/2025			436,806	-	(436,806	)(A)	-
385,003	-	(385,003	)(A)	-		Revlon Consumer Products Corp. TL B 1L, 8.000%, (US0003M+3.500%, 09/07/2023			275,037	-	(275,037	)(A)	-
312,985	-	(312,985	)(A)	-		Tower Automotive Holdings Term Loan B1, 5.188%, (US0003M+2.750%), 03/07/2024			300,074	-	(300,074	)(A)	-
56,437	-	(56,437	)(A)	-		Univision Communications Inc. Term Loan C5, 5.272%, (US0003M+2.750%), 03/15/2024			51,301	-	(51,301	)(A)	-
-	938,438	172,837	(A)	1,111,275		Valeant Pharmaceuticals International, Inc. 2018 Term Loan B, 5.379%, (US0001M+3.000%), 06/02/2025			-	900,900	165,923	(A)	1,066,823
269,328	-	(269,328	)(A)	-		Virgin Media Bristol LLC 2017 USD Term Loan, 4.955%, (US0003M + 3.000%), 02/29/2024			256,064	-	(256,064	)(A)	-
106,681	-	(106,681	)(A)	-		West Corp. - TL 1L, 6.527%, (US0003M+4.000%), 10/10/2024			98,080	-	(98,080	)(A)	-
									4,018,810	900,900	(3,852,887)		1,066,823

						Total Bank Loans
						( Cost $4,313,252, $933,745 and $5,246,997 Pro Forma Combined)			4,018,810	900,900	(3,852,887)		1,066,823

		COMMON STOCK:					0.2%
						Common Stock:		0.2%
794	-	(794	)(A)	-		Allergan PLC			106,126	-	(106,126	)(A)	-
424,441	-	(424,441	)(A)	-	(8)	Ascent Resources - Utica LLC			5,093	-	(5,093	)(A)	-
15,129	-	(15,129	)(A)	-	(8)	BioScrip, Inc.			54,011	-	(54,011	)(A)	-
1,883	-	(1,883	)(A)	-		Capital One Financial Corp.			142,336	-	(142,336	)(A)	-
1,137	-	(1,137	)(A)	-		Cigna Corp.			215,939	-	(215,939	)(A)	-
1,018	-	(1,018	)(A)	-		LyondellBasell Industries NV - Class A			84,657	-	(84,657	)(A)	-
3,559	-	(3,559	)(A)	-	(8)	NCR Corp.			82,142	-	(82,142	)(A)	-
1,476	-	(1,476	)(A)	-	(8)	Perseus Holding Corp.			-	-	-	(A)	-
-	24,842	4,575	(A)	29,417	(4), (8)	Southeastern Grocers, Inc.			-	794,944	146,408	(A)	941,352
2,062	-	(2,062	)(A)	-	(8)	United Continental Holdings, Inc.			172,651	-	(172,651	)(A)	-
5,760	-	(5,760	)(A)	-	(8)	Uniti Group, Inc.			89,683	-	(89,683	)(A)	-
									952,638	794,944	(806,230)		941,352

						Total Common Stock
						( Cost $802,842 $758,145 and $1,560,987 Pro Forma Combined)			952,638	794,944	(806,230)		941,352

		CONVERTIBLE BONDS/NOTES:					0.0%
						Communications:		0.0%
319,000	-	(319,000	)(A)	-		DISH Network Corp., 2.375% due 03/15/2024			255,173	-	(255,173	)(A)	-
325,000	-	(325,000	)(A)	-	(1)	Palo Alto Networks, Inc., 0.750% due 07/01/2023			323,046	-	(323,046	)(A)	-
									578,219	-	(578,219)		-

						Consumer, Cyclical:		0.0%
310,000	-	(310,000	)(A)	-		KB Home, 1.375% due 02/01/2019			309,224	-	(309,224	)(A)	-
432,000	-	(432,000	)(A)	-		Alder Biopharmaceuticals, Inc., 2.500% due 02/01/2025			345,680	-	(345,680	)(A)	-
205,000	-	(205,000	)(A)	-		Endologix, Inc., 3.250% due 11/01/2020			146,575	-	(146,575	)(A)	-
184,000	-	(184,000	)(A)	-		Innoviva, Inc., 2.125% due 01/15/2023			199,295	-	(199,295	)(A)	-
400,000	-	(400,000	)(A)	-		Insmed, Inc., 1.750% due 01/15/2025			286,399	-	(286,399	)(A)	-
115,000	-	(115,000	)(A)	-		Macquarie Infrastructure Corp., 2.000% due 10/01/2023			99,797	-	(99,797	)(A)	-
205,000	-	(205,000	)(A)	-		Medicines Co/The, 2.500% due 01/15/2022			176,903	-	(176,903	)(A)	-
140,000	-	(140,000	)(A)	-		Medicines Co/The, 2.750% due 07/15/2023			106,210	-	(106,210	)(A)	-
141,000	-	(141,000	)(A)	-		Medicines Co/The, 3.500% due 01/15/2024			139,976	-	(139,976	)(A)	-
581,000	-	(581,000	)(A)	-		Wright Medical Group, Inc., 1.625% due 06/15/2023			594,562	-	(594,562	)(A)	-
									2,404,621	-	(2,404,621)		-

						Energy:		0.0%
130,000	-	(130,000	)(A)	-		SEACOR Holdings, Inc., 3.000% due 11/15/2028			120,562	-	(120,562	)(A)	-
200,000	-	(200,000	)(A)	-		SM Energy Co., 1.500% due 07/01/2021			186,903	-	(186,903	)(A)	-
									307,465	-	(307,465)		-

						Financial:		0.0%
-	499,200	92,020	(A)	591,220	(1), (5)	Lehman Brothers Holdings, Inc., 8.160% due 05/30/2009			-	2,745	506	(A)	3,251
									-	2,745	506		3,251

						Industrial:		0.0%
182,000	-	(182,000	)(A)	-		Dycom Industries, Inc., 0.750% due 09/15/2021			169,893	-	(169,893	)(A)	-
									169,893	-	(169,893)		-

						Technology:		0.0%
400,000	-	(400,000	)(A)	-		Akamai Technologies, Inc., 0.125% due 05/01/2025			367,820	-	(367,820	)(A)	-
175,000	-	(175,000	)(A)	-		Microchip Technology, Inc., 1.625% due 02/15/2027			171,485	-	(171,485	)(A)	-
175,000	-	(175,000	)(A)	-		ON Semiconductor Corp., 1.625% due 10/15/2023			188,357	-	(188,357	)(A)	-
246,000	-	(246,000	)(A)	-		Pure Storage, Inc., 0.125% due 04/15/2023			229,715	-	(229,715	)(A)	-
110,000	-	(110,000	)(A)	-		Synaptics, Inc., 0.500% due 06/15/2022			96,943	-	(96,943	)(A)	-
205,000	-	(205,000	)(A)	-		Synchronoss Technologies, Inc., 0.750% due 08/15/2019			198,198	-	(198,198	)(A)	-
									1,252,518	-	(1,252,518)		-

						Total Convertible Bonds/Notes
						( Cost $11,017,525, $35,967,381 and $46,984,906 Pro Forma Combined)			4,712,716	2,745	(4,712,210)		3,251

		CORPORATE BONDS/NOTES					95.7%
						Basic Materials:		8.0%
-	1,800,000	331,512	(A)	2,131,512	L, (1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250% due 02/01/2025			-	1,701,000	313,279	(A)	2,014,279
-	1,500,000	276,261	(A)	1,776,261	(1)	Aruba Investments, Inc., 8.750% due 02/15/2023			-	1,492,500	274,880	(A)	1,767,380
-	2,300,000	423,601	(A)	2,723,601	(1)	Cascades, Inc., 5.500% due 07/15/2022			-	2,254,000	415,129	(A)	2,669,129
400,000	-	(400,000	)(A)	-	(1)	Century Aluminum Co., 7.500% due 06/01/2021			396,000	-	(396,000	)(A)	-
539,000	-	(539,000	)(A)	-		CF Industries, Inc., 3.450% due 06/01/2023			503,291	-	(503,291	)(A)	-
638,000	-	(638,000	)(A)	-		Chemours Co/The, 7.000% due 05/15/2025			645,975	-	(645,975	)(A)	-
-	1,800,000	331,514	(A)	2,131,514		Chemours Co/The, 5.375% due 05/15/2027			-	1,629,000	300,020	(A)	1,929,020
-	2,300,000	423,601	(A)	2,723,601		Cleveland-Cliffs, Inc., 5.750% due 03/01/2025			-	2,075,750	382,300	(A)	2,458,050
425,000	-	(425,000	)(A)	-		Coeur Mining, Inc., 5.875% due 06/01/2024			375,594	-	(375,594	)(A)	-
130,000	-	(130,000	)(A)	-		Commercial Metals Co., 5.375% due 07/15/2027			116,675	-	(116,675	)(A)	-
475,000	-	(475,000	)(A)	-	(1)	Commercial Metals Co., 5.750% due 04/15/2026			441,750	-	(441,750	)(A)	-
-	1,580,000	290,996	(A)	1,870,996	(1)	Constellium NV, 5.750% due 05/15/2024			-	1,461,500	269,171	(A)	1,730,671
-	750,000	138,130	(A)	888,130	(1)	Constellium NV, 6.625% due 03/01/2025			-	697,500	128,461	(A)	825,961
-	250,000	46,044	(A)	296,044	L, (1)	Constellium NV, 5.875% due 02/15/2026			-	223,125	41,094	(A)	264,219
-	1,775,000	326,909	(A)	2,101,909	(1)	Cornerstone Chemical Co., 6.750% due 08/15/2024			-	1,566,438	288,497	(A)	1,854,935
225,000	-	(225,000	)(A)	-	(1)	First Quantum Minerals Ltd., 6.875% due 03/01/2026			181,406	-	(181,406	)(A)	-
-	1,315,000	242,189	(A)	1,557,189	(1)	First Quantum Minerals Ltd., 6.500% due 03/01/2024			-	1,096,381	201,925	(A)	1,298,306
-	910,000	167,599	(A)	1,077,599	(1)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375% due 03/01/2022			-	750,750	138,269	(A)	889,019
-	2,000,000	368,348	(A)	2,368,348		Freeport-McMoRan, Inc., 5.450% due 03/15/2043			-	1,532,500	282,247	(A)	1,814,747
-	1,860,000	342,564	(A)	2,202,564		Freeport-McMoRan, Inc., 4.550% due 11/14/2024			-	1,722,825	317,300	(A)	2,040,125

3

250,000	-	(250,000	)(A)	-	(1)	GCP Applied Technologies, Inc., 5.500% due 04/15/2026		244,375	-	(244,375	)(A)	-
60,000	2,050,000	317,558	(A)	2,427,558		Hexion, Inc., 6.625% due 04/15/2020		48,000	1,640,000	254,046	(A)	1,942,046
-	935,000	172,203	(A)	1,107,203	(1)	Hexion, Inc., 10.375% due 02/01/2022		-	750,338	138,193	(A)	888,531
247,000	-	(247,000	)(A)	-	(1)	Hudbay Minerals, Inc., 7.250% due 01/15/2023		245,148	-	(245,148	)(A)	-
175,000	-	(175,000	)(A)	-	(1)	Hudbay Minerals, Inc., 7.625% due 01/15/2025		171,938	-	(171,938	)(A)	-
-	1,220,000	224,692	(A)	1,444,692		Huntsman International LLC, 5.125% due 11/15/2022		-	1,233,725	227,220	(A)	1,460,945
314,000	-	(314,000	)(A)	-	(1)	Ingevity Corp., 4.500% due 02/01/2026		284,955	-	(284,955	)(A)	-
-	1,850,000	340,723	(A)	2,190,723	L, (1)	IAMGOLD Corp., 7.000% due 04/15/2025		-	1,748,250	321,983	(A)	2,070,233
450,000	-	(450,000	)(A)	-	(1)	Joseph T Ryerson & Son, Inc., 11.000% due 05/15/2022		454,500	-	(454,500	)(A)	-
435,000	-	(435,000	)(A)	-	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000% due 04/15/2025		402,375	-	(402,375	)(A)	-
-	1,799,000	331,330	(A)	2,130,330		Momentive Performance Materials, Inc., 3.880% due 10/24/2021		-	1,913,686	352,452	(A)	2,266,138
519,000	-	(519,000	)(A)	-	(1)	NOVA Chemicals Corp., 5.000% due 05/01/2025		469,046	-	(469,046	)(A)	-
125,000	-	(125,000	)(A)	-	(1)	NOVA Chemicals Corp., 4.875% due 06/01/2024		113,281	-	(113,281	)(A)	-
130,000	-	(130,000	)(A)	-	(1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.750% due 04/30/2026		119,145	-	(119,145	)(A)	-
570,000	1,930,000	(214,544	)(A)	2,285,456	(1)	OCI NV, 6.625% due 04/15/2023		562,875	1,905,875	(211,862	)(A)	2,256,888
430,000	-	(430,000	)(A)	-		Olin Corp., 5.000% due 02/01/2030		378,400	-	(378,400	)(A)	-
-	1,700,000	313,096	(A)	2,013,096	(1)	Olin Corp., 5.125% due 09/15/2027		-	1,572,500	289,614	(A)	1,862,114
-	1,820,000	335,197	(A)	2,155,197	(1)	Rayonier AM Products, Inc., 5.500% due 06/01/2024		-	1,610,700	296,649	(A)	1,907,349
470,000	2,250,000	(55,608	)(A)	2,664,392	(1)	Schweitzer-Mauduit International, Inc., 6.875% due 10/01/2026		442,975	2,120,624	(52,411	)(A)	2,511,188
-	2,100,000	386,766	(A)	2,486,766		Teck Resources Ltd., 5.200% due 03/01/2042		-	1,774,500	326,817	(A)	2,101,317
-	300,000	55,253	(A)	355,253	(1)	Tronox Finance PLC, 5.750% due 10/01/2025		-	244,125	44,962	(A)	289,087
-	1,700,000	313,096	(A)	2,013,096	L, (1)	Tronox, Inc., 6.500% due 04/15/2026		-	1,417,375	261,044	(A)	1,678,419
204,000	2,150,000	191,975	(A)	2,545,975		United States Steel Corp., 6.250% due 03/15/2026		179,265	1,889,313	168,698	(A)	2,237,276
								6,776,969	38,024,280	226,123		45,027,372

						Communications:	18.8%
200,000	-	(200,000	)(A)	-	(1)	Altice Financing SA, 6.625% due 02/15/2023		192,500	-	(192,500	)(A)	-
-	1,000,000	184,173	(A)	1,184,173	L, (1)	Altice Finco SA, 8.125% due 01/15/2024		-	935,000	172,202	(A)	1,107,202
-	2,725,000	501,875	(A)	3,226,875	(1)	Altice France SA/France, 6.250% due 05/15/2024		-	2,551,280	469,880	(A)	3,021,160
200,000	800,000	(52,660	)(A)	947,340	(1)	Altice France SA/France, 8.125% due 02/01/2027		189,000	756,000	(49,764	)(A)	895,236
-	2,000,000	368,348	(A)	2,368,348	(1)	Altice Luxembourg SA, 7.750% due 05/15/2022		-	1,827,500	336,578	(A)	2,164,078
-	2,030,000	373,874	(A)	2,403,874	(1)	Altice Luxembourg SA, 7.625% due 02/15/2025		-	1,525,038	280,873	(A)	1,805,911
-	1,850,000	340,722	(A)	2,190,722		AMC Networks, Inc., 4.750% due 08/01/2025		-	1,683,500	310,057	(A)	1,993,557
-	1,675,000	308,492	(A)	1,983,492	(1)	Block Communications, Inc., 6.875% due 02/15/2025		-	1,687,563	310,806	(A)	1,998,369
-	1,900,000	349,931	(A)	2,249,931	(1)	C&W Senior Financing DAC, 7.500% due 10/15/2026		-	1,831,125	337,246	(A)	2,168,371
-	960,000	176,807	(A)	1,136,807		Cablevision Systems Corp., 5.875% due 09/15/2022		-	945,600	174,155	(A)	1,119,755
310,000	2,395,000	131,097	(A)	2,836,097	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750% due 02/15/2026		304,575	2,353,087	128,803	(A)	2,786,465
505,000	1,130,000	(296,883	)(A)	1,338,117	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500% due 05/01/2026		486,694	1,089,038	(286,121	)(A)	1,289,611
210,000	835,000	(56,215	)(A)	988,785	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000% due 02/01/2028		193,725	770,288	(51,858	)(A)	912,155
-	500,000	92,087	(A)	592,087		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250% due 09/30/2022		-	496,563	91,454	(A)	588,017
-	2,660,000	489,904	(A)	3,149,904	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125% due 05/01/2027		-	2,484,173	457,521	(A)	2,941,694
280,000	-	(280,000	)(A)	-		CenturyLink, Inc., 6.450% due 06/15/2021		280,350	-	(280,350	)(A)	-
-	1,000,000	184,174	(A)	1,184,174		CenturyLink, Inc., 5.625% due 04/01/2020		-	998,750	183,944	(A)	1,182,694
155,000	-	(155,000	)(A)	-	(1)	CommScope Technologies LLC, 5.000% due 03/15/2027		125,938	-	(125,938	)(A)	-
120,000	-	(120,000	)(A)	-	(1)	CommScope, Inc., 5.000% due 06/15/2021		119,250	-	(119,250	)(A)	-
-	2,810,000	517,529	(A)	3,327,529	(1)	CommScope Tech Finance LLC, 6.000% due 06/15/2025		-	2,571,149	473,539	(A)	3,044,688
400,000	-	(400,000	)(A)	-	(1)	CSC Holdings LLC, 5.500% due 04/15/2027		373,000	-	(373,000	)(A)	-
200,000	1,100,000	2,592	(A)	1,302,592	(1)	CSC Holdings LLC, 5.375% due 02/01/2028		184,436	1,014,398	2,390	(A)	1,201,224
200,000	-	(200,000	)(A)	-	(1)	CSC Holdings LLC, 5.375% due 07/15/2023		195,684	-	(195,684	)(A)	-
-	2,600,000	478,853	(A)	3,078,853		CSC Holdings LLC, 5.250% due 06/01/2024		-	2,388,750	439,946	(A)	2,828,696
-	2,055,000	378,478	(A)	2,433,478	(1)	CSC Holdings LLC, 5.500% due 05/15/2026		-	1,941,975	357,662	(A)	2,299,637
-	950,000	174,966	(A)	1,124,966	(1)	CSC Holdings LLC, 5.125% due 12/15/2021		-	933,375	171,904	(A)	1,105,279
-	650,000	119,713	(A)	769,713	(1)	CSC Holdings LLC, 7.500% due 04/01/2028		-	651,625	120,012	(A)	771,637
-	1,125,000	207,196	(A)	1,332,196	(1)	CSC Holdings LLC, 6.625% due 10/15/2025		-	1,141,875	210,304	(A)	1,352,179
-	1,000,000	184,174	(A)	1,184,174		DISH DBS Corp., 5.875% due 07/15/2022		-	923,750	170,131	(A)	1,093,881
-	525,000	96,691	(A)	621,691		DISH DBS Corp., 5.000% due 03/15/2023		-	439,031	80,858	(A)	519,889
-	3,500,000	644,610	(A)	4,144,610		DISH DBS Corp., 5.875% due 11/15/2024		-	2,830,625	521,328	(A)	3,351,953
-	1,000,000	184,174	(A)	1,184,174		Embarq Corp., 7.995% due 06/01/2036		-	910,000	167,598	(A)	1,077,598
555,000	-	(555,000	)(A)	-		Frontier Communications Corp., 8.750% due 04/15/2022		353,813	-	(353,813	)(A)	-
330,000	2,395,000	111,096	(A)	2,836,096		Frontier Communications Corp., 11.000% due 09/15/2025		207,059	1,502,743	69,707	(A)	1,779,509
100,000	-	(100,000	)(A)	-	(1)	Frontier Communications Corp., 8.500% due 04/01/2026		87,750	-	(87,750	)(A)	-
-	2,550,000	469,645	(A)	3,019,645	L	Frontier Communications Corp., 6.875% due 01/15/2025		-	1,306,875	240,693	(A)	1,547,568
66,000	1,110,000	138,433	(A)	1,314,433	(1)	Gray Escrow, Inc., 7.000% due 05/15/2027		64,510	1,084,936	135,307	(A)	1,284,753
249,000	-	(249,000	)(A)	-	(1)	Gray Television, Inc., 5.875% due 07/15/2026		232,765	-	(232,765	)(A)	-
250,000	2,140,000	144,133	(A)	2,534,133	(1)	Gray Television, Inc., 5.125% due 10/15/2024		231,125	1,978,430	133,251	(A)	2,342,806
415,000	-	(415,000	)(A)	-		Hughes Satellite Systems Corp., 5.250% due 08/01/2026		381,800	-	(381,800	)(A)	-
-	1,440,000	265,210	(A)	1,705,210	(1)	Intelsat Connect Finance SA, 9.500% due 02/15/2023		-	1,245,600	229,407	(A)	1,475,007
-	1,490,000	274,419	(A)	1,764,419	(1)	Intelsat Jackson Holdings SA, 8.500% due 10/15/2024		-	1,452,750	267,559	(A)	1,720,309
-	1,850,000	340,722	(A)	2,190,722	(1)	Intelsat Luxembourg SA, 8.125% due 06/01/2023		-	1,443,000	265,763	(A)	1,708,763
-	1,800,000	331,514	(A)	2,131,514		Level 3 Financing, Inc., 5.125% due 05/01/2023		-	1,743,750	321,154	(A)	2,064,904
-	800,000	147,339	(A)	947,339		Level 3 Financing, Inc., 5.375% due 01/15/2024		-	764,000	140,709	(A)	904,709
690,000	1,500,000	(413,738	)(A)	1,776,262		Level 3 Financing, Inc., 5.250% due 03/15/2026		633,072	1,376,250	(379,602	)(A)	1,629,720
520,000	-	(520,000	)(A)	-	(1)	MDC Partners, Inc., 6.500% due 05/01/2024		475,800	-	(475,800	)(A)	-
526,000	-	(526,000	)(A)	-		Netflix, Inc., 4.375% due 11/15/2026		478,660	-	(478,660	)(A)	-
-	2,175,000	400,579	(A)	2,575,579	(1)	Netflix, Inc., 5.875% due 11/15/2028		-	2,124,823	391,338	(A)	2,516,161
-	995,000	183,253	(A)	1,178,253	(8)	Nexstar Broadcasting, Inc., 5.875% due 11/15/2022		-	995,000	183,253	(A)	1,178,253
-	2,100,000	386,766	(A)	2,486,766	(1)	Nexstar Broadcasting, Inc., 5.625% due 08/01/2024		-	1,968,750	362,593	(A)	2,331,343
-	1,100,000	202,591	(A)	1,302,591		Northwestern Bell Telephone, 7.750% due 05/01/2030		-	1,166,170	214,778	(A)	1,380,948
-	2,159,000	397,632	(A)	2,556,632	(1)	Plantronics, Inc., 5.500% due 05/31/2023		-	2,013,268	370,792	(A)	2,384,060
350,000	-	(350,000	)(A)	-		Quebecor Media, Inc., 5.750% due 01/15/2023		353,500	-	(353,500	)(A)	-
-	2,070,000	381,240	(A)	2,451,240	(1)	Salem Media Group, Inc., 6.750% due 06/01/2024		-	1,847,475	340,257	(A)	2,187,732
305,000	-	(305,000	)(A)	-	(1)	Sinclair Television Group, Inc., 5.875% due 03/15/2026		285,556	-	(285,556	)(A)	-
-	1,530,000	281,786	(A)	1,811,786		Sinclair Television Group, Inc., 6.125% due 10/01/2022		-	1,545,300	284,604	(A)	1,829,904
-	1,065,000	196,145	(A)	1,261,145	(1)	Sinclair Television Group, Inc., 5.125% due 02/15/2027		-	945,188	174,079	(A)	1,119,267
-	1,340,000	246,794	(A)	1,586,794	(1)	Sirius XM Radio, Inc., 6.000% due 07/15/2024		-	1,348,375	248,336	(A)	1,596,711
237,000	-	(237,000	)(A)	-	(1)	Sirius XM Radio, Inc., 5.375% due 07/15/2026		222,484	-	(222,484	)(A)	-
322,000	1,750,000	305	(A)	2,072,305	(1)	Sirius XM Radio, Inc., 5.000% due 08/01/2027		295,435	1,605,625	280	(A)	1,901,340
-	3,500,000	644,609	(A)	4,144,609		Sprint Communications, Inc., 6.000% due 11/15/2022		-	3,443,405	634,186	(A)	4,077,591
-	2,275,000	418,996	(A)	2,693,996		Sprint Corp., 7.625% due 03/01/2026		-	2,252,250	414,806	(A)	2,667,056
205,000	-	(205,000	)(A)	-		Sprint Corp., 7.625% due 02/15/2025		205,513	-	(205,513	)(A)	-
1,660,000	1,750,000	(1,337,695	)(A)	2,072,305		Sprint Corp., 7.250% due 09/15/2021		1,703,160	1,795,500	(1,372,475	)(A)	2,126,185
200,000	3,235,000	395,804	(A)	3,830,804		Sprint Corp., 7.125% due 06/15/2024		198,712	3,214,167	393,255	(A)	3,806,134
-	1,470,000	270,736	(A)	1,740,736		Telecom Italia Capital SA, 6.375% due 11/15/2033		-	1,334,216	245,728	(A)	1,579,944
-	1,375,000	253,239	(A)	1,628,239		Telecom Italia Capital SA, 6.000% due 09/30/2034		-	1,196,250	220,318	(A)	1,416,568
-	1,750,000	322,305	(A)	2,072,305	L	Telesat Canada / Telesat LLC, 8.875% due 11/15/2024		-	1,824,375	336,003	(A)	2,160,378
95,000	600,000	15,505	(A)	710,505		T-Mobile USA, Inc., 5.125% due 04/15/2025		92,625	585,000	15,117	(A)	692,742
70,000	-	(70,000	)(A)	-		T-Mobile USA, Inc., 6.500% due 01/15/2024		72,113	-	(72,113	)(A)	-
130,000	-	(130,000	)(A)	-		T-Mobile USA, Inc., 6.000% due 03/01/2023		130,966	-	(130,966	)(A)	-
450,000	2,200,000	(44,817	)(A)	2,605,183		T-Mobile USA, Inc., 6.500% due 01/15/2026		460,125	2,249,500	(45,825	)(A)	2,663,800
250,000	-	(250,000	)(A)	-		T-Mobile USA, Inc., 6.000% due 04/15/2024		250,625	-	(250,625	)(A)	-
-	265,000	48,807	(A)	313,807		T-Mobile USA, Inc., 4.500% due 02/01/2026		-	244,131	44,963	(A)	289,094
-	1,370,000	252,319	(A)	1,622,319	(1)	Viacom, Inc., 6.250% due 02/28/2057		-	1,282,702	236,241	(A)	1,518,943
480,000	-	(480,000	)(A)	-	(1)	Videotron Ltd., 5.375% due 06/15/2024		477,000	-	(477,000	)(A)	-
375,000	-	(375,000	)(A)	-		Windstream Services LLC, 6.375% due 08/01/2023		152,813	-	(152,813	)(A)	-
335,000	-	(335,000	)(A)	-	(1)	Windstream Services LLC / Windstream Finance Corp., 8.625% due 10/31/2025		299,825	-	(299,825	)(A)	-
317,000	-	(317,000	)(A)	-	(1)	Windstream Services LLC / Windstream Finance Corp., 8.750% due 12/15/2024		123,630	-	(123,630	)(A)	-
200,000	-	(200,000	)(A)	-	(1)	Windstream Services LLC / Windstream Finance Corp., 10.500% due 06/30/2024		153,000	-	(153,000	)(A)	-
-	2,160,000	397,817	(A)	2,557,817		Zayo Group LLC / Zayo Capital, Inc., 6.000% due 04/01/2023		-	2,054,700	378,423	(A)	2,433,123
-	1,255,000	231,139	(A)	1,486,139	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750% due 01/15/2027		-	1,123,225	206,869	(A)	1,330,094
								11,268,588	89,738,787	5,258,980		106,266,355

						Consumer, Cyclical:	15.2%
-	2,990,000	550,680	(A)	3,540,680	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000% due 10/15/2025		-	2,758,274	508,002	(A)	3,266,276
-	1,825,000	336,117	(A)	2,161,117		AMC Entertainment Holdings, Inc., 5.875% due 11/15/2026		-	1,569,500	289,061	(A)	1,858,561
513,000	-	(513,000	)(A)	-		American Axle & Manufacturing, Inc., 6.250% due 03/15/2026		462,983	-	(462,983	)(A)	-
-	2,000,000	368,348	(A)	2,368,348		Asbury Automotive Group, Inc., 6.000% due 12/15/2024		-	1,925,000	354,535	(A)	2,279,535
-	1,308,000	240,899	(A)	1,548,899	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875% due 02/15/2021		-	1,262,220	232,468	(A)	1,494,688
-	1,020,000	187,857	(A)	1,207,857	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750% due 08/01/2025		-	892,500	164,375	(A)	1,056,875
570,000	-	(570,000	)(A)	-		Beazer Homes USA, Inc., 6.750% due 03/15/2025		492,338	-	(492,338	)(A)	-
70,000	-	(70,000	)(A)	-		Beazer Homes USA, Inc., 8.750% due 03/15/2022		70,175	-	(70,175	)(A)	-
225,000	-	(225,000	)(A)	-		Beazer Homes USA, Inc., 5.875% due 10/15/2027		178,875	-	(178,875	)(A)	-
-	2,575,000	474,248	(A)	3,049,248	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250% due 10/15/2025		-	2,220,938	409,039	(A)	2,629,977
-	2,390,000	440,176	(A)	2,830,176		Caleres, Inc., 6.250% due 08/15/2023		-	2,401,950	442,377	(A)	2,844,327

4

-	1,170,000	215,483	(A)	1,385,483	(1)	Carmike Cinemas, Inc., 6.000% due 06/15/2023		-	1,172,925	216,022	(A)	1,388,947
-	1,880,000	346,247	(A)	2,226,247	L, (1)	CCM Merger, Inc., 6.000% due 03/15/2022		-	1,912,430	352,220	(A)	2,264,650
-	1,900,000	349,931	(A)	2,249,931		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375% due 06/01/2024		-	1,866,750	343,807	(A)	2,210,557
-	2,900,000	534,106	(A)	3,434,106		Century Communities, Inc., 5.875% due 07/15/2025		-	2,570,125	473,351	(A)	3,043,476
200,000	-	(200,000	)(A)	-	(1)	Cirsa Finance International Sarl, 7.875% due 12/20/2023		198,886	-	(198,886	)(A)	-
-	2,250,000	414,391	(A)	2,664,391		Dana, Inc., 5.500% due 12/15/2024		-	2,103,750	387,456	(A)	2,491,206
-	1,400,000	257,844	(A)	1,657,844	(1)	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.500% due 05/01/2025		-	1,314,950	242,180	(A)	1,557,130
128,000	-	(128,000	)(A)	-	(1)	Eldorado Resorts, Inc., 6.000% due 09/15/2026		121,280	-	(121,280	)(A)	-
197,000	-	(197,000	)(A)	-		Eldorado Resorts, Inc., 6.000% due 04/01/2025		191,019	-	(191,019	)(A)	-
-	1,965,000	361,902	(A)	2,326,902	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625% due 06/15/2024		-	2,097,638	386,331	(A)	2,483,969
355,000	-	(355,000	)(A)	-	(1)	Enterprise Development Authority/The, 12.000% due 07/15/2024		324,825	-	(324,825	)(A)	-
360,000	-	(360,000	)(A)	-		Global Partners L.P. / GLP Finance Corp., 7.000% due 06/15/2023		343,350	-	(343,350	)(A)	-
279,000	-	(279,000	)(A)	-	(1)	Golden Nugget, Inc., 8.750% due 10/01/2025		269,235	-	(269,235	)(A)	-
148,000	2,275,000	270,996	(A)	2,693,996	(1)	Golden Nugget, Inc., 6.750% due 10/15/2024		139,860	2,149,875	256,091	(A)	2,545,826
203,000	2,125,000	188,370	(A)	2,516,370		H&E Equipment Services, Inc., 5.625% due 09/01/2025		187,014	1,957,656	173,536	(A)	2,318,206
165,000	-	(165,000	)(A)	-		Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% due 12/01/2024		164,588	-	(164,588	)(A)	-
-	980,000	180,490	(A)	1,160,490	(1)	International Game Technology PLC, 6.250% due 02/15/2022		-	987,350	181,844	(A)	1,169,194
-	955,000	175,886	(A)	1,130,886	(1)	International Game Technology PLC, 6.500% due 02/15/2025		-	945,450	174,127	(A)	1,119,577
205,000	-	(205,000	)(A)	-	(1)	International Game Technology PLC, 6.250% due 01/15/2027		197,184	-	(197,184	)(A)	-
100,000	-	(100,000	)(A)	-	(1)	JC Penney Corp., Inc., 5.875% due 07/01/2023		80,500	-	(80,500	)(A)	-
245,000	-	(245,000	)(A)	-		KB Home, 7.500% due 09/15/2022		252,963	-	(252,963	)(A)	-
400,000	-	(400,000	)(A)	-		KB Home, 7.000% due 12/15/2021		408,500	-	(408,500	)(A)	-
-	2,500,000	460,435	(A)	2,960,435		L Brands, Inc., 6.750% due 07/01/2036		-	2,050,000	377,557	(A)	2,427,557
1,099,000	-	(1,099,000	)(A)	-		Lennar Corp., 4.750% due 11/15/2022		1,070,151	-	(1,070,151	)(A)	-
250,000	-	(250,000	)(A)	-		Lennar Corp., 4.500% due 06/15/2019		250,000	-	(250,000	)(A)	-
130,000	500,000	(37,913	)(A)	592,087		Lennar Corp., 5.375% due 10/01/2022		130,163	500,625	(37,961	)(A)	592,827
-	2,000,000	368,349	(A)	2,368,349		Lennar Corp., 5.250% due 06/01/2026		-	1,892,500	348,550	(A)	2,241,050
-	1,840,000	338,880	(A)	2,178,880	(1)	Live Nation Entertainment, Inc., 5.375% due 06/15/2022		-	1,830,800	337,186	(A)	2,167,986
100,000	-	(100,000	)(A)	-		LKQ Corp., 4.750% due 05/15/2023		95,500	-	(95,500	)(A)	-
-	945,000	174,045	(A)	1,119,045		M/I Homes, Inc., 6.750% due 01/15/2021		-	943,819	173,827	(A)	1,117,646
-	1,315,000	242,189	(A)	1,557,189		M/I Homes, Inc., 5.625% due 08/01/2025		-	1,209,800	222,814	(A)	1,432,614
-	2,000,000	368,349	(A)	2,368,349	L	Men's Wearhouse, Inc./The, 7.000% due 07/01/2022		-	2,020,000	372,032	(A)	2,392,032
145,000	1,295,000	93,506	(A)	1,533,506		Meritage Homes Corp., 7.000% due 04/01/2022		149,169	1,332,231	96,194	(A)	1,577,594
240,000	-	(240,000	)(A)	-		Meritage Homes Corp., 6.000% due 06/01/2025		227,400	-	(227,400	)(A)	-
230,000	1,225,000	(4,387	)(A)	1,450,613		Meritage Homes Corp., 5.125% due 06/06/2027		196,075	1,044,313	(3,740	)(A)	1,236,648
-	2,000,000	368,349	(A)	2,368,349		MGM Resorts International, 6.625% due 12/15/2021		-	2,054,999	378,478	(A)	2,433,477
-	500,000	92,087	(A)	592,087		MGM Resorts International, 6.000% due 03/15/2023		-	503,750	92,778	(A)	596,528
-	2,190,000	403,341	(A)	2,593,341		MGM Resorts International, 5.750% due 06/15/2025		-	2,124,300	391,241	(A)	2,515,541
-	2,075,000	382,162	(A)	2,457,162	(1)	Navistar International Corp., 6.625% due 11/01/2025		-	2,012,750	370,697	(A)	2,383,447
-	1,180,000	217,325	(A)	1,397,325	L, (1)	Neiman Marcus Group Ltd., Inc., 8.000% due 10/15/2021		-	492,650	90,733	(A)	583,383
-	2,194,511	404,172	(A)	2,598,683	(1), (3)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%) due 10/15/2021		-	932,667	171,773	(A)	1,104,440
-	1,465,000	269,815	(A)	1,734,815	(1)	Penn National Gaming, Inc., 5.625% due 01/15/2027		-	1,314,838	242,159	(A)	1,556,997
-	3,370,000	620,667	(A)	3,990,667		PetSmart, Inc., 7.125% due 03/15/2023		-	1,979,875	364,642	(A)	2,344,517
245,000	-	(245,000	)(A)	-	(1)	PetSmart, Inc., 5.875% due 06/01/2025		178,238	-	(178,238	)(A)	-
595,000	1,600,000	(300,322	)(A)	1,894,678		Scientific Games International, Inc., 10.000% due 12/01/2022		604,660	1,625,984	(305,196	)(A)	1,925,448
-	1,010,000	186,016	(A)	1,196,016		Scientific Games International, Inc., 6.625% due 05/15/2021		-	962,025	177,180	(A)	1,139,205
200,000	1,670,000	107,571	(A)	1,977,571	(1)	Scientific Games International, Inc., 5.000% due 10/15/2025		179,000	1,494,650	96,276	(A)	1,769,926
250,000	1,925,000	104,535	(A)	2,279,535	(1)	Silversea Cruise Finance Ltd., 7.250% due 02/01/2025		265,550	2,044,735	111,037	(A)	2,421,322
-	500,000	92,087	(A)	592,087	(1)	Six Flags Entertainment Corp., 4.875% due 07/31/2024		-	472,500	87,022	(A)	559,522
-	1,550,000	285,470	(A)	1,835,470	(1)	Six Flags Entertainment Corp., 5.500% due 04/15/2027		-	1,464,750	269,769	(A)	1,734,519
-	1,995,000	367,428	(A)	2,362,428	(1)	Station Casinos LLC, 5.000% due 10/01/2025		-	1,810,463	333,441	(A)	2,143,904
365,000	-	(365,000	)(A)	-	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625% due 03/01/2024		348,575	-	(348,575	)(A)	-
150,000	-	(150,000	)(A)	-	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.875% due 04/15/2023		145,500	-	(145,500	)(A)	-
-	2,070,000	381,241	(A)	2,451,241		Taylor Morrison Communities, Inc., 6.625% due 05/15/2022		-	2,075,175	382,194	(A)	2,457,369
400,000	-	(400,000	)(A)	-		Tempur Sealy International, Inc., 5.500% due 06/15/2026		367,000	-	(367,000	)(A)	-
455,000	-	(455,000	)(A)	-		Titan International, Inc., 6.500% due 11/30/2023		409,500	-	(409,500	)(A)	-
433,000	-	(433,000	)(A)	-		TRI Pointe Group, Inc., 5.250% due 06/01/2027		342,611	-	(342,611	)(A)	-
357,000	1,955,000	3,061	(A)	2,315,061	(1)	Viking Cruises Ltd., 5.875% due 09/15/2027		333,795	1,827,925	2,862	(A)	2,164,582
-	415,000	76,432	(A)	491,432	(1)	WMG Acquisition Corp., 5.625% due 04/15/2022		-	415,519	76,528	(A)	492,047
-	645,000	118,792	(A)	763,792	(1)	WMG Acquisition Corp., 5.000% due 08/01/2023		-	629,681	115,971	(A)	745,652
150,000	-	(150,000	)(A)	-	(1)	VOC Escrow Ltd., 5.000% due 02/15/2028		139,125	-	(139,125	)(A)	-
-	1,850,000	340,722	(A)	2,190,722	(1)	Wolverine World Wide, Inc., 5.000% due 09/01/2026		-	1,715,875	316,020	(A)	2,031,895
								9,515,587	72,888,480	3,908,585		86,312,652

						Consumer, Non-cyclical:	16.8%
-	2,100,000	386,766	(A)	2,486,766		Acadia Healthcare Co., Inc., 5.125% due 07/01/2022		-	2,016,000	371,295	(A)	2,387,295
-	110,000	20,259	(A)	130,259		Acadia Healthcare Co., Inc., 6.500% due 03/01/2024		-	106,700	19,651	(A)	126,351
231,000	-	(231,000	)(A)	-		Agiliti Health, Inc., 7.625% due 08/15/2020		229,556	-	(229,556	)(A)	-
-	2,345,000	431,888	(A)	2,776,888		Albertsons Cos LLC / Safeway, Inc. / New Albertsons L.P. / Albertson's LLC, 6.625% due 06/15/2024		-	2,186,713	402,736	(A)	2,589,449
-	1,750,000	322,305	(A)	2,072,305	L, (1)	Aptim Corp., 7.750% due 06/15/2025		-	1,338,750	246,563	(A)	1,585,313
200,000	-	(200,000	)(A)	-	(1)	Ashtead Capital, Inc., 4.125% due 08/15/2025		184,000	-	(184,000	)(A)	-
200,000	1,150,000	11,800	(A)	1,361,800	(1)	Bausch Health Cos, Inc., 5.500% due 11/01/2025		187,250	1,076,688	11,048	(A)	1,274,986
1,859,000	-	(1,859,000	)(A)	-	(1)	Bausch Health Cos, Inc., 5.875% due 05/15/2023		1,726,546	-	(1,726,546	)(A)	-
95,000	-	(95,000	)(A)	-	(1)	Bausch Health Cos, Inc., 6.500% due 03/15/2022		95,863	-	(95,863	)(A)	-
125,000	720,000	7,605	(A)	852,605	(1)	Bausch Health Cos, Inc., 7.000% due 03/15/2024		126,563	729,000	7,700	(A)	863,263
100,000	2,865,000	427,659	(A)	3,392,659	(1)	Bausch Health Cos, Inc., 8.500% due 01/31/2027		97,250	2,786,213	415,898	(A)	3,299,361
-	1,435,000	264,290	(A)	1,699,290	(1)	Bausch Health Cos, Inc., 6.125% due 04/15/2025		-	1,255,625	231,254	(A)	1,486,879
-	1,000,000	184,174	(A)	1,184,174	(1)	Bausch Health Cos, Inc., 5.500% due 03/01/2023		-	915,440	168,600	(A)	1,084,040
225,000	-	(225,000	)(A)	-		BioScrip, Inc., 8.875% due 02/15/2021		210,938	-	(210,938	)(A)	-
658,000	-	(658,000	)(A)	-	(1)	Brink's Co/The, 4.625% due 10/15/2027		602,221	-	(602,221	)(A)	-
215,000	-	(215,000	)(A)	-	(1)	C&S Group Enterprises LLC, 5.375% due 07/15/2022		206,938	-	(206,938	)(A)	-
250,000	1,415,000	10,606	(A)	1,675,606	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500% due 05/01/2025		232,500	1,315,950	9,864	(A)	1,558,314
293,000	-	(293,000	)(A)	-	(1)	Carriage Services, Inc., 6.625% due 06/01/2026		288,605	-	(288,605	)(A)	-
-	2,035,000	374,794	(A)	2,409,794		Centene Corp., 5.625% due 02/15/2021		-	2,045,175	376,668	(A)	2,421,843
-	775,000	142,735	(A)	917,735		Centene Corp., 6.125% due 02/15/2024		-	795,344	146,482	(A)	941,826
-	485,000	89,324	(A)	574,324		Centene Corp., 4.750% due 01/15/2025		-	464,388	85,528	(A)	549,916
590,000	-	(590,000	)(A)	-	(1)	Centene Corp., 5.375% due 06/01/2026		575,250	-	(575,250	)(A)	-
-	1,750,000	322,305	(A)	2,072,305		Central Garden & Pet Co., 6.125% due 11/15/2023		-	1,754,375	323,111	(A)	2,077,486
-	415,000	76,432	(A)	491,432		Central Garden & Pet Co., 5.125% due 02/01/2028		-	372,463	68,598	(A)	441,061
85,000	1,780,000	242,830	(A)	2,107,830		CHS/Community Health Systems, Inc., 6.250% due 03/31/2023		77,567	1,624,339	221,594	(A)	1,923,500
-	1,410,000	259,686	(A)	1,669,686	(1)	Cott Holdings, Inc., 5.500% due 04/01/2025		-	1,334,213	245,728	(A)	1,579,941
-	1,660,000	305,729	(A)	1,965,729		DaVita, Inc., 5.125% due 07/15/2024		-	1,560,400	287,385	(A)	1,847,785
-	1,245,000	229,297	(A)	1,474,297	(1), (3)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%) due 05/15/2022		-	1,192,088	219,552	(A)	1,411,640
-	400,000	73,669	(A)	473,669	L, (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 5.875% due 10/15/2024		-	380,000	69,986	(A)	449,986
-	1,155,000	212,722	(A)	1,367,722	(1)	Endo Finance LLC / Endo Finco, Inc., 5.375% due 01/15/2023		-	883,575	162,732	(A)	1,046,307
270,000	-	(270,000	)(A)	-	(1)	Endo Finance LLC, 5.750% due 01/15/2022		226,125	-	(226,125	)(A)	-
200,000	-	(200,000	)(A)	-	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000% due 02/01/2025		144,500	-	(144,500	)(A)	-
171,000	-	(171,000	)(A)	-	(1)	Garda World Security Corp., 8.750% due 05/15/2025		156,465	-	(156,465	)(A)	-
-	2,190,000	403,341	(A)	2,593,341	(1)	Graham Holdings Co., 5.750% due 06/01/2026		-	2,200,950	405,358	(A)	2,606,308
-	2,000,000	368,348	(A)	2,368,348		HCA Healthcare, Inc., 6.250% due 02/15/2021		-	2,049,999	377,557	(A)	2,427,556
-	1,350,000	248,635	(A)	1,598,635		HCA, Inc., 5.500% due 06/15/2047		-	1,282,500	236,203	(A)	1,518,703
-	3,500,000	644,610	(A)	4,144,610		HCA, Inc., 7.500% due 02/15/2022		-	3,727,499	686,509	(A)	4,414,008
-	2,000,000	368,348	(A)	2,368,348		HCA, Inc., 5.875% due 05/01/2023		-	2,029,999	373,873	(A)	2,403,872
738,000	1,185,000	(519,754	)(A)	1,403,246		HCA, Inc., 5.375% due 02/01/2025		721,395	1,158,338	(508,059	)(A)	1,371,674
-	1,000,000	184,174	(A)	1,184,174	L	Hertz Corp., 7.375% due 01/15/2021		-	976,250	179,800	(A)	1,156,050
-	1,365,000	251,397	(A)	1,616,397	(1)	Hertz Corp., 5.500% due 10/15/2024		-	1,003,275	184,777	(A)	1,188,052
-	560,000	103,138	(A)	663,138	(1)	Hertz Corp./The, 7.625% due 06/01/2022		-	529,200	97,465	(A)	626,665
-	2,445,000	450,305	(A)	2,895,305	(1)	Hill-Rom Holdings, Inc., 5.750% due 09/01/2023		-	2,454,168	451,994	(A)	2,906,162
416,000	-	(416,000	)(A)	-		Horizon Pharma USA, Inc., 6.625% due 05/01/2023		403,520	-	(403,520	)(A)	-
35,000	-	(35,000	)(A)	-	(1)	Horizon Pharma USA, Inc., 8.750% due 11/01/2024		35,700	-	(35,700	)(A)	-
400,000	-	(400,000	)(A)	-		Ingles Markets, Inc., 5.750% due 06/15/2023		397,000	-	(397,000	)(A)	-
-	1,800,000	331,514	(A)	2,131,514	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375% due 08/01/2023		-	1,724,562	317,620	(A)	2,042,182
-	1,035,000	190,621	(A)	1,225,621	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875% due 07/15/2024		-	1,018,181	187,523	(A)	1,205,704
469,000	1,525,000	(188,135	)(A)	1,805,865	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750% due 02/15/2028		459,034	1,492,594	(184,137	)(A)	1,767,491
345,000	1,535,000	(62,292	)(A)	1,817,708		Molina Healthcare, Inc., 5.375% due 11/15/2022		334,219	1,487,031	(60,346	)(A)	1,760,904
-	2,570,000	473,327	(A)	3,043,327	(1)	MPH Acquisition Holdings LLC, 7.125% due 06/01/2024		-	2,402,949	442,561	(A)	2,845,510
-	750,000	138,130	(A)	888,130		New Albertsons L.P., 7.450% due 08/01/2029		-	603,750	111,195	(A)	714,945
-	1,310,000	241,268	(A)	1,551,268	(1)	Pilgrim's Pride Corp., 5.750% due 03/15/2025		-	1,234,675	227,395	(A)	1,462,070
208,000	1,365,000	43,398	(A)	1,616,398	(1)	Pilgrim's Pride Corp., 5.875% due 09/30/2027		189,280	1,242,150	39,492	(A)	1,470,922
-	800,000	147,340	(A)	947,340	(1), (3)	Polaris Intermediate Corp., 8.500% (PIK Rate 8.500%, Cash Rate 0.000%) due 12/01/2022		-	732,696	134,944	(A)	867,640
-	1,100,000	202,591	(A)	1,302,591	(1)	Post Holdings, Inc., 8.000% due 07/15/2025		-	1,155,000	212,721	(A)	1,367,721
-	900,000	165,756	(A)	1,065,756	(1)	Post Holdings, Inc., 5.000% due 08/15/2026		-	823,500	151,667	(A)	975,167
259,000	1,525,000	21,866	(A)	1,805,866	(1)	Post Holdings, Inc., 5.625% due 01/15/2028		239,251	1,408,719	20,199	(A)	1,668,169

5

755,000	-	(755,000	)(A)	-	(1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250% due 05/15/2023		780,479	-	(780,479	)(A)	-
80,000	-	(80,000	)(A)	-	(1)	Pyxus International, Inc., 8.500% due 04/15/2021		79,400	-	(79,400	)(A)	-
365,000	-	(365,000	)(A)	-	(1)	RegionalCare Hospital Partners Holdings, Inc., 8.250% due 05/01/2023		370,019	-	(370,019	)(A)	-
-	1,415,000	260,606	(A)	1,675,606	(1)	Revlon Consumer Products Corp., 6.250% due 08/01/2024		-	757,025	139,424	(A)	896,449
-	1,000,000	184,174	(A)	1,184,174		Spectrum Brands, Inc., 6.625% due 11/15/2022		-	1,015,000	186,937	(A)	1,201,937
-	145,000	26,706	(A)	171,706		Spectrum Brands, Inc., 5.750% due 07/15/2025		-	138,432	25,496	(A)	163,928
-	1,535,000	282,707	(A)	1,817,707	(1)	Sotera Health Holdings LLC, 6.500% due 05/15/2023		-	1,473,600	271,399	(A)	1,744,999
-	1,175,000	216,404	(A)	1,391,404	(1), (3)	Sotera Health Topco, Inc., 8.125% (PIK Rate 8.875%, Cash Rate 8.125%) due 11/01/2021		-	1,107,438	203,961	(A)	1,311,399
235,000	-	(235,000	)(A)	-	(1)	Team Health Holdings, Inc., 6.375% due 02/01/2025		192,994	-	(192,994	)(A)	-
-	1,748,000	321,936	(A)	2,069,936		Teleflex, Inc., 5.250% due 06/15/2024		-	1,748,000	321,936	(A)	2,069,936
-	1,025,000	188,779	(A)	1,213,779		Tenet Healthcare Corp., 6.750% due 02/01/2020		-	1,027,563	189,251	(A)	1,216,814
-	750,000	138,131	(A)	888,131		Tenet Healthcare Corp., 8.125% due 04/01/2022		-	754,688	138,994	(A)	893,682
-	2,340,000	430,968	(A)	2,770,968	(1)	Tenet Healthcare Corp., 6.750% due 06/15/2023		-	2,205,449	406,187	(A)	2,611,636
-	1,105,000	203,512	(A)	1,308,512		Tenet Healthcare Corp., 5.125% due 05/01/2025		-	1,033,175	190,284	(A)	1,223,459
-	1,400,000	257,844	(A)	1,657,844		Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/2024		-	1,351,909	248,987	(A)	1,600,896
60,000	1,165,000	154,563	(A)	1,379,563		United Rentals North America, Inc., 4.875% due 01/15/2028		52,800	1,025,200	136,015	(A)	1,214,015
60,000	500,000	32,087	(A)	592,087		United Rentals North America, Inc., 4.625% due 10/15/2025		53,700	447,500	28,718	(A)	529,918
470,000	-	(470,000	)(A)	-		United Rentals North America, Inc., 5.750% due 11/15/2024		454,138	-	(454,138	)(A)	-
120,000	1,050,000	73,383	(A)	1,243,383		United Rentals North America, Inc., 6.500% due 12/15/2026		118,500	1,036,875	72,466	(A)	1,227,841
-	1,150,000	211,800	(A)	1,361,800		United Rentals North America, Inc., 5.500% due 07/15/2025		-	1,086,750	200,151	(A)	1,286,901
-	500,000	92,087	(A)	592,087		United Rentals North America, Inc., 5.500% due 05/15/2027		-	465,000	85,641	(A)	550,641
388,000	-	(388,000	)(A)	-	(1)	Verscend Escrow Corp., 9.750% due 08/15/2026		366,175	-	(366,175	)(A)	-
-	2,800,000	515,688	(A)	3,315,688	(1)	Vizient, Inc., 10.375% due 03/01/2024		-	2,974,999	547,918	(A)	3,522,917
496,000	-	(496,000	)(A)	-		WellCare Health Plans, Inc., 5.250% due 04/01/2025		479,260	-	(479,260	)(A)	-
-	2,215,000	407,946	(A)	2,622,946	(1)	West Street Merger Sub, Inc., 6.375% due 09/01/2025		-	1,971,350	363,072	(A)	2,334,422
								11,095,001	80,491,377	3,729,429		95,315,807

						Energy:	14.5%
150,000	-	(150,000	)(A)	-		Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875% due 12/15/2024		93,750	-	(93,750	)(A)	-
151,000	-	(151,000	)(A)	-	(1)	American Midstream Partners L.P. / American Midstream Finance Corp., 9.500% due 12/15/2021		142,695	-	(142,695	)(A)	-
200,000	-	(200,000	)(A)	-		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250% due 01/15/2025		203,834	-	(203,834	)(A)	-
-	1,860,000	342,564	(A)	2,202,564		Antero Resources Corp., 5.125% due 12/01/2022		-	1,755,375	323,295	(A)	2,078,670
212,000	1,020,000	(24,143	)(A)	1,207,857		Antero Resources Corp., 5.000% due 03/01/2025		192,920	928,200	(21,970	)(A)	1,099,150
525,000	-	(525,000	)(A)	-		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000% due 04/01/2021		506,622	-	(506,622	)(A)	-
50,000	-	(50,000	)(A)	-		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000% due 10/01/2022		47,250	-	(47,250	)(A)	-
355,000	-	(355,000	)(A)	-	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125% due 11/15/2022		344,350	-	(344,350	)(A)	-
155,000	-	(155,000	)(A)	-	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625% due 07/15/2026		144,925	-	(144,925	)(A)	-
102,000	1,730,000	216,621	(A)	2,048,621	(1)	Calfrac Holdings L.P., 8.500% due 06/15/2026		72,930	1,236,950	154,884	(A)	1,464,764
-	2,800,000	515,688	(A)	3,315,688	L, (1)	California Resources Corp., 8.000% due 12/15/2022		-	1,904,000	350,668	(A)	2,254,668
350,000	-	(350,000	)(A)	-		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500% due 04/15/2021		293,125	-	(293,125	)(A)	-
175,000	250,000	(128,957	)(A)	296,043	L	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750% due 04/15/2023		133,438	190,625	(98,330	)(A)	225,733
-	1,960,000	360,982	(A)	2,320,982	(1)	Centennial Resource Production LLC, 5.375% due 01/15/2026		-	1,832,600	337,518	(A)	2,170,118
230,000	-	(230,000	)(A)	-	(1)	Chaparral Energy, Inc., 8.750% due 07/15/2023		165,600	-	(165,600	)(A)	-
100,000	1,155,000	112,721	(A)	1,367,721		Cheniere Corpus Christi Holdings LLC, 5.875% due 03/31/2025		99,750	1,152,113	112,439	(A)	1,364,302
518,000	2,140,000	(123,867	)(A)	2,534,133		Cheniere Corpus Christi Holdings LLC, 5.125% due 06/30/2027		490,960	2,028,292	(117,401	)(A)	2,401,851
465,000	-	(465,000	)(A)	-	(1)	Cheniere Energy Partners L.P., 5.625% due 10/01/2026		435,938	-	(435,938	)(A)	-
-	2,600,000	478,853	(A)	3,078,853	L	Chesapeake Energy Corp., 8.000% due 01/15/2025		-	2,307,500	424,982	(A)	2,732,482
95,000	-	(95,000	)(A)	-	(1)	Comstock Escrow Corp., 9.750% due 08/15/2026		80,750	-	(80,750	)(A)	-
249,000	1,885,000	98,169	(A)	2,232,169	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500% due 05/15/2025		215,385	1,630,525	84,916	(A)	1,930,826
-	2,080,000	383,082	(A)	2,463,082		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750% due 04/01/2025		-	1,939,600	357,224	(A)	2,296,824
102,000	-	(102,000	)(A)	-		DCP Midstream Operating L.P., 3.875% due 03/15/2023		95,880	-	(95,880	)(A)	-
90,000	-	(90,000	)(A)	-		DCP Midstream Operating L.P., 2.700% due 04/01/2019		89,494	-	(89,494	)(A)	-
325,000	-	(325,000	)(A)	-		DCP Midstream Operating L.P., 5.600% due 04/01/2044		282,750	-	(282,750	)(A)	-
120,000	-	(120,000	)(A)	-		DCP Midstream Operating L.P., 5.375% due 07/15/2025		117,600	-	(117,600	)(A)	-
285,000	2,245,000	128,471	(A)	2,658,471		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750% due 05/15/2025		277,875	2,188,875	125,259	(A)	2,592,009
-	1,400,000	257,844	(A)	1,657,844		Diamond Offshore Drilling, Inc., 4.875% due 11/01/2043		-	791,000	145,682	(A)	936,682
-	1,370,000	252,319	(A)	1,622,319		Diamondback Energy, Inc., 4.750% due 11/01/2024		-	1,328,900	244,749	(A)	1,573,649
-	585,000	107,742	(A)	692,742		Diamondback Energy, Inc., 5.375% due 05/31/2025		-	571,838	105,318	(A)	677,156
-	1,870,000	344,406	(A)	2,214,406		Eclipse Resources Corp., 8.875% due 07/15/2023		-	1,612,875	297,050	(A)	1,909,925
-	760,000	139,973	(A)	899,973	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500% due 01/30/2026		-	781,850	143,997	(A)	925,847
-	1,140,000	209,959	(A)	1,349,959	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750% due 01/30/2028		-	1,168,728	215,250	(A)	1,383,978
295,000	-	(295,000	)(A)	-		Energy Transfer L.P., 5.875% due 01/15/2024		301,897	-	(301,897	)(A)	-
200,000	-	(200,000	)(A)	-		Energy Transfer L.P., 4.250% due 03/15/2023		193,000	-	(193,000	)(A)	-
174,000	-	(174,000	)(A)	-		EnLink Midstream Partners L.P., 5.600% due 04/01/2044		143,532	-	(143,532	)(A)	-
60,000	-	(60,000	)(A)	-		EnLink Midstream Partners L.P., 5.050% due 04/01/2045		47,133	-	(47,133	)(A)	-
-	1,350,000	248,635	(A)	1,598,635		EnLink Midstream Partners L.P., 4.150% due 06/01/2025		-	1,219,268	224,558	(A)	1,443,826
-	1,350,000	248,635	(A)	1,598,635		EnLink Midstream Partners L.P., 4.850% due 07/15/2026		-	1,219,837	224,662	(A)	1,444,499
-	700,000	128,921	(A)	828,921		Ensco PLC, 5.750% due 10/01/2044		-	394,716	72,696	(A)	467,412
-	1,100,000	202,591	(A)	1,302,591	L	Ensco PLC, 5.200% due 03/15/2025		-	737,000	135,736	(A)	872,736
-	760,000	139,972	(A)	899,972		Ensco PLC, 7.750% due 02/01/2026		-	566,200	104,279	(A)	670,479
-	1,415,000	260,607	(A)	1,675,607		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500% due 11/01/2021		-	1,455,681	268,099	(A)	1,723,780
150,000	-	(150,000	)(A)	-		Exterran Energy Solutions L.P. / EES Finance Corp., 8.125% due 05/01/2025		144,375	-	(144,375	)(A)	-
392,000	-	(392,000	)(A)	-		FTS International, Inc., 6.250% due 05/01/2022		350,840	-	(350,840	)(A)	-
100,000	-	(100,000	)(A)	-		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.750% due 08/01/2022		98,000	-	(98,000	)(A)	-
233,000	-	(233,000	)(A)	-		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.500% due 10/01/2025		206,205	-	(206,205	)(A)	-
210,000	-	(210,000	)(A)	-		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.250% due 05/15/2026		181,125	-	(181,125	)(A)	-
369,000	-	(369,000	)(A)	-	(1)	Great Western Petroleum LLC / Great Western Finance Corp., 9.000% due 09/30/2021		337,635	-	(337,635	)(A)	-
10,000	-	(10,000	)(A)	-		Gulfport Energy Corp., 6.625% due 05/01/2023		9,500	-	(9,500	)(A)	-
300,000	1,860,000	42,564	(A)	2,202,564		Gulfport Energy Corp., 6.000% due 10/15/2024		267,000	1,655,400	37,882	(A)	1,960,282
-	460,000	84,720	(A)	544,720		Gulfport Energy Corp., 6.375% due 05/15/2025		-	408,825	75,295	(A)	484,120
-	380,000	69,986	(A)	449,986		Gulfport Energy Corp., 6.375% due 01/15/2026		-	329,650	60,713	(A)	390,363
196,000	-	(196,000	)(A)	-		Halcon Resources Corp., 6.750% due 02/15/2025		144,060	-	(144,060	)(A)	-
350,000	1,855,000	(8,357	)(A)	2,196,643	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625% due 02/15/2026		340,375	1,803,988	(8,127	)(A)	2,136,236
230,000	-	(230,000	)(A)	-	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750% due 10/01/2025		205,850	-	(205,850	)(A)	-
361,000	1,930,000	(5,543	)(A)	2,285,457	(1)	Indigo Natural Resources LLC, 6.875% due 02/15/2026		312,265	1,669,450	(4,795	)(A)	1,976,920
173,000	1,535,000	109,707	(A)	1,817,707	(1)	Jagged Peak Energy LLC, 5.875% due 05/01/2026		161,755	1,435,225	102,576	(A)	1,699,556
-	2,950,000	543,314	(A)	3,493,314	L, (1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250% due 10/15/2025		-	1,917,500	353,154	(A)	2,270,654
-	2,150,000	395,975	(A)	2,545,975	(1)	Lonestar Resources America, Inc., 11.250% due 01/01/2023		-	2,047,875	377,166	(A)	2,425,041
-	1,550,000	285,470	(A)	1,835,470	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000% due 08/01/2026		-	1,503,500	276,906	(A)	1,780,406
300,000	-	(300,000	)(A)	-	(1)	Marathon Petroleum Corp., 5.375% due 10/01/2022		302,703	-	(302,703	)(A)	-
-	1,545,000	284,549	(A)	1,829,549	(1)	Moss Creek Resources Holdings, Inc., 7.500% due 01/15/2026		-	1,344,150	247,558	(A)	1,591,708
220,000	-	(220,000	)(A)	-	(1)	MEG Energy Corp., 7.000% due 03/31/2024		211,200	-	(211,200	)(A)	-
100,000	-	(100,000	)(A)	-	(1)	MEG Energy Corp., 6.500% due 01/15/2025		101,875	-	(101,875	)(A)	-
-	1,385,000	255,081	(A)	1,640,081		Murphy Oil Corp., 4.450% due 12/01/2022		-	1,307,398	240,789	(A)	1,548,187
-	380,000	69,986	(A)	449,986		Murphy Oil Corp., 6.875% due 08/15/2024		-	378,871	69,778	(A)	448,649
-	995,000	183,253	(A)	1,178,253		Murphy Oil Corp., 5.750% due 08/15/2025		-	932,296	171,705	(A)	1,104,001
250,000	2,000,000	118,348	(A)	2,368,348		Murphy Oil USA, Inc., 6.000% due 08/15/2023		252,188	2,017,499	119,383	(A)	2,389,070
-	250,000	46,044	(A)	296,044		Murphy Oil USA, Inc., 5.625% due 05/01/2027		-	241,250	44,432	(A)	285,682
-	1,415,000	260,606	(A)	1,675,606	L, (1)	Murray Energy Corp., 11.250% due 04/15/2021		-	889,681	163,856	(A)	1,053,537
490,000	-	(490,000	)(A)	-	(1)	Neptune Energy Bondco PLC, 6.625% due 05/15/2025		456,925	-	(456,925	)(A)	-
-	1,557,000	286,760	(A)	1,843,760		Newfield Exploration Co., 5.625% due 07/01/2024		-	1,580,355	291,061	(A)	1,871,416
162,000	225,000	(120,560	)(A)	266,440	(1)	NGPL PipeCo LLC, 4.375% due 08/15/2022		159,570	221,625	(118,752	)(A)	262,443
-	850,000	156,548	(A)	1,006,548	(1)	NGPL PipeCo LLC, 4.875% due 08/15/2027		-	804,313	148,134	(A)	952,447
-	770,000	141,814	(A)	911,814	(1)	Noble Holding International Ltd., 7.875% due 02/01/2026		-	659,313	121,428	(A)	780,741
313,000	-	(313,000	)(A)	-		Oasis Petroleum, Inc., 6.875% due 03/15/2022		295,785	-	(295,785	)(A)	-
210,000	-	(210,000	)(A)	-	(1)	Parsley Energy LLC / Parsley Finance Corp., 6.250% due 06/01/2024		204,225	-	(204,225	)(A)	-
230,000	-	(230,000	)(A)	-	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.375% due 01/15/2025		212,750	-	(212,750	)(A)	-
200,000	-	(200,000	)(A)	-	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625% due 10/15/2027		182,750	-	(182,750	)(A)	-
400,000	-	(400,000	)(A)	-		PBF Holding Co. LLC / PBF Finance Corp., 7.000% due 11/15/2023		384,000	-	(384,000	)(A)	-
400,000	2,565,000	72,407	(A)	3,037,407		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875% due 05/15/2023		395,000	2,532,937	71,502	(A)	2,999,439
200,000	-	(200,000	)(A)	-	(1)	Precision Drilling Corp., 7.125% due 01/15/2026		173,000	-	(173,000	)(A)	-
220,000	-	(220,000	)(A)	-		QEP Resources, Inc., 5.625% due 03/01/2026		183,425	-	(183,425	)(A)	-
337,000	-	(337,000	)(A)	-		Resolute Energy Corp., 8.500% due 05/01/2020		332,366	-	(332,366	)(A)	-
50,000	-	(50,000	)(A)	-		Sanchez Energy Corp., 6.125% due 01/15/2023		9,250	-	(9,250	)(A)	-
-	1,160,000	213,641	(A)	1,373,641	L, (1)	Sanchez Energy Corp., 7.250% due 02/15/2023		-	951,200	175,186	(A)	1,126,386
85,000	-	(85,000	)(A)	-		SESI LLC, 7.750% due 09/15/2024		68,000	-	(68,000	)(A)	-
517,000	-	(517,000	)(A)	-	(1)	Shelf Drilling Holdings Ltd., 8.250% due 02/15/2025		443,974	-	(443,974	)(A)	-
27,000	-	(27,000	)(A)	-		SM Energy Co., 6.125% due 11/15/2022		25,650	-	(25,650	)(A)	-
260,000	-	(260,000	)(A)	-		SM Energy Co., 6.750% due 09/15/2026		234,000	-	(234,000	)(A)	-
279,000	-	(279,000	)(A)	-	(1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500% due 06/15/2025		265,050	-	(265,050	)(A)	-
-	640,000	117,871	(A)	757,871		Sunoco L.P. / Sunoco Finance Corp., 4.875% due 01/15/2023		-	625,600	115,219	(A)	740,819
-	65,000	11,972	(A)	76,972		Sunoco L.P. / Sunoco Finance Corp., 5.500% due 02/15/2026		-	61,750	11,373	(A)	73,123
100,000	65,000	(88,028	)(A)	76,972		Sunoco L.P. / Sunoco Finance Corp., 5.875% due 03/15/2028		93,788	60,962	(82,560	)(A)	72,190

6

-	1,670,000	307,571	(A)	1,977,571	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500% due 01/15/2028		-	1,611,550	296,806	(A)	1,908,356
215,000	-	(215,000	)(A)	-		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250% due 05/01/2023		211,238	-	(211,238	)(A)	-
335,000	-	(335,000	)(A)	-		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250% due 11/15/2023		311,131	-	(311,131	)(A)	-
84,000	-	(84,000	)(A)	-		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000% due 01/15/2028		76,230	-	(76,230	)(A)	-
300,000	-	(300,000	)(A)	-	(1)	TerraForm Power Operating LLC, 4.250% due 01/31/2023		281,250	-	(281,250	)(A)	-
420,000	-	(420,000	)(A)	-	(1)	Transocean, Inc., 7.250% due 11/01/2025		368,550	-	(368,550	)(A)	-
-	2,700,000	497,270	(A)	3,197,270		Transocean, Inc., 6.800% due 03/15/2038		-	1,809,000	333,171	(A)	2,142,171
211,000	-	(211,000	)(A)	-	(1)	Trinidad Drilling Ltd, 6.625% due 02/15/2025		213,849	-	(213,849	)(A)	-
-	2,145,000	395,054	(A)	2,540,054		Unit Corp., 6.625% due 05/15/2021		-	1,962,675	361,474	(A)	2,324,149
-	1,940,000	357,298	(A)	2,297,298	(1)	Vermilion Energy, Inc., 5.625% due 03/15/2025		-	1,828,450	336,753	(A)	2,165,203
155,000	-	(155,000	)(A)	-	(1)	Weatherford International LLC, 9.875% due 03/01/2025		94,938	-	(94,938	)(A)	-
200,000	-	(200,000	)(A)	-		Whiting Petroleum Corp., 5.750% due 03/15/2021		191,000	-	(191,000	)(A)	-
125,000	-	(125,000	)(A)	-		Whiting Petroleum Corp., 6.625% due 01/15/2026		107,813	-	(107,813	)(A)	-
-	1,805,000	332,435	(A)	2,137,435		WildHorse Resource Development Corp., 6.875% due 02/01/2025		-	1,714,750	315,813	(A)	2,030,563
93,000	-	(93,000	)(A)	-		Williams Cos, Inc./The, 5.750% due 06/24/2044		93,887	-	(93,887	)(A)	-
-	2,351,000	432,993	(A)	2,783,993		WPX Energy, Inc., 6.000% due 01/15/2022		-	2,298,102	423,251	(A)	2,721,353
200,000	-	(200,000	)(A)	-		WPX Energy, Inc., 5.250% due 09/15/2024		182,000	-	(182,000	)(A)	-
80,000	-	(80,000	)(A)	-		WPX Energy, Inc., 8.250% due 08/01/2023		84,000	-	(84,000	)(A)	-
								15,175,728	69,547,688	(2,366,839)		82,356,577

						Financial:	5.6%
-	500,000	92,088	(A)	592,088		Ally Financial, Inc., 7.500% due 09/15/2020		-	520,000	95,771	(A)	615,771
-	2,200,000	405,183	(A)	2,605,183	L	Ally Financial, Inc., 5.750% due 11/20/2025		-	2,197,250	404,677	(A)	2,601,927
-	1,652,000	304,256	(A)	1,956,256		Ally Financial, Inc., 8.000% due 11/01/2031		-	1,837,850	338,485	(A)	2,176,335
500,000	-	(500,000	)(A)	-	(1)	Alliance Data Systems Corp., 5.875% due 11/01/2021		500,550	-	(500,550	)(A)	-
300,000	-	(300,000	)(A)	-	(1)	Avation Capital SA, 6.500% due 05/15/2021		300,000	-	(300,000	)(A)	-
500,000	-	(500,000	)(A)	-	(1)	Barclays PLC, 7.750% due 12/31/2199		482,210	-	(482,210	)(A)	-
-	1,500,000	276,261	(A)	1,776,261		CIT Group, Inc., 5.000% due 08/15/2022		-	1,483,125	273,153	(A)	1,756,278
-	195,000	35,914	(A)	230,914		CIT Group, Inc., 5.250% due 03/07/2025		-	191,100	35,196	(A)	226,296
-	385,000	70,907	(A)	455,907		CIT Group, Inc., 6.125% due 03/09/2028		-	384,038	70,730	(A)	454,768
235,000	-	(235,000	)(A)	-	(1)	Credit Suisse Group AG, 7.125% due 12/31/2199		232,356	-	(232,356	)(A)	-
190,000	-	(190,000	)(A)	-		CyrusOne L.P. / CyrusOne Finance Corp., 5.000% due 03/15/2024		186,675	-	(186,675	)(A)	-
40,000	-	(40,000	)(A)	-		CyrusOne L.P. / CyrusOne Finance Corp., 5.375% due 03/15/2027		38,900	-	(38,900	)(A)	-
-	2,100,000	386,766	(A)	2,486,766	(1)	ESH Hospitality, Inc., 5.250% due 05/01/2025		-	1,958,250	360,659	(A)	2,318,909
195,000	-	(195,000	)(A)	-		Equinix, Inc., 5.375% due 04/01/2023		194,756	-	(194,756	)(A)	-
405,000	-	(405,000	)(A)	-	(1)	Freedom Mortgage Corp., 8.125% due 11/15/2024		349,313	-	(349,313	)(A)	-
515,000	-	(515,000	)(A)	-	(1)	Freedom Mortgage Corp., 8.250% due 04/15/2025		442,900	-	(442,900	)(A)	-
-	1,815,000	334,276	(A)	2,149,276	(1)	HUB International Ltd., 7.000% due 05/01/2026		-	1,651,650	304,191	(A)	1,955,841
260,000	-	(260,000	)(A)	-	(1)	Iron Mountain US Holdings, Inc., 5.375% due 06/01/2026		237,900	-	(237,900	)(A)	-
300,000	-	(300,000	)(A)	-		Iron Mountain, Inc., 5.750% due 08/15/2024		285,750	-	(285,750	)(A)	-
250,000	-	(250,000	)(A)	-	(1)	Kendall Re Ltd., 7.682% due 05/06/2024		247,063	-	(247,063	)(A)	-
250,000	-	(250,000	)(A)	-		Kennedy-Wilson, Inc., 5.875% due 04/01/2024		235,000	-	(235,000	)(A)	-
250,000	-	(250,000	)(A)	-	(1)	Kilimanjaro Re Ltd. (Cat Bond), 11.696% due 12/06/2019		249,388	-	(249,388	)(A)	-
-	2,095,000	385,845	(A)	2,480,845	(1)	Lions Gate Capital Holdings LLC, 5.875% due 11/01/2024		-	2,079,287	382,951	(A)	2,462,238
200,000	-	(200,000	)(A)	-	(2)	Lloyds Banking Group PLC, 7.500% due 12/31/2199		193,540	-	(193,540	)(A)	-
-	1,835,000	337,959	(A)	2,172,959		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625% due 05/01/2024		-	1,823,531	335,847	(A)	2,159,378
185,000	502,000	(92,545	)(A)	594,455		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500% due 05/01/2024		185,000	502,000	(92,545	)(A)	594,455
130,000	825,000	21,943	(A)	976,943		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000% due 10/15/2027		119,194	756,422	20,119	(A)	895,735
-	900,000	165,757	(A)	1,065,757		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250% due 08/01/2026		-	852,750	157,055	(A)	1,009,805
117,000	-	(117,000	)(A)	-	(1)	Nationstar Mortgage Holdings, Inc., 8.125% due 07/15/2023		114,368	-	(114,368	)(A)	-
834,000	-	(834,000	)(A)	-		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500% due 07/01/2021		815,231	-	(815,231	)(A)	-
125,000	-	(125,000	)(A)	-		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500% due 06/01/2022		122,734	-	(122,734	)(A)	-
-	1,225,000	225,613	(A)	1,450,613		Navient Corp., 5.875% due 10/25/2024		-	1,029,000	189,515	(A)	1,218,515
-	2,000,000	368,348	(A)	2,368,348		Navient Corp., 7.250% due 09/25/2023		-	1,842,500	339,341	(A)	2,181,841
195,000	-	(195,000	)(A)	-	(1)	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375% due 12/15/2022		192,563	-	(192,563	)(A)	-
343,000	-	(343,000	)(A)	-	(1)	Provident Funding Associates L.P. / PFG Finance Corp., 6.375% due 06/15/2025		312,130	-	(312,130	)(A)	-
-	1,610,000	296,521	(A)	1,906,521	(1)	Quicken Loans, Inc., 5.250% due 01/15/2028		-	1,430,888	263,533	(A)	1,694,421
-	2,325,000	428,205	(A)	2,753,205	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250% due 12/01/2021		-	2,211,655	407,330	(A)	2,618,985
400,000	-	(400,000	)(A)	-	(1)	Royal Bank of Scotland Group PLC, 8.000% due 12/31/2199		400,000	-	(400,000	)(A)	-
200,000	-	(200,000	)(A)	-	(1),(2)	Societe Generale SA, 7.375% due 12/31/2199		195,250	-	(195,250	)(A)	-
-	400,000	73,670	(A)	473,670		Springleaf Finance Corp., 6.125% due 05/15/2022		-	389,884	71,807	(A)	461,691
-	1,700,000	313,096	(A)	2,013,096		Springleaf Finance Corp., 7.125% due 03/15/2026		-	1,520,438	280,025	(A)	1,800,463
250,000	-	(250,000	)(A)	-	(1)	Tailwind Re Ltd. 2017-1, 9.696% due 01/08/2025		249,688	-	(249,688	)(A)	-
-	2,150,000	395,974	(A)	2,545,974	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750% due 06/01/2025		-	1,999,500	368,256	(A)	2,367,756
235,000	-	(235,000	)(A)	-	(2)	UBS Group Funding Switzerland AG, 7.125% due 12/31/2199		238,907	-	(238,907	)(A)	-
335,000	-	(335,000	)(A)	-	(1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.000% due 04/15/2023		304,013	-	(304,013	)(A)	-
250,000	-	(250,000	)(A)	-	(1)	Ursa Re Ltd 2017-2 D (Cat Bond), 5.250% due 12/10/2020		247,613	-	(247,613	)(A)	-
								7,672,992	26,661,118	(2,762,702)		31,571,408

						Industrial:	10.0%
-	2,125,000	391,370	(A)	2,516,370	(1)	Advanced Disposal Services, Inc., 5.625% due 11/15/2024		-	2,087,813	384,521	(A)	2,472,334
-	1,880,000	346,247	(A)	2,226,247		AECOM, 5.875% due 10/15/2024		-	1,858,850	342,352	(A)	2,201,202
525,000	-	(525,000	)(A)	-	(1)	American Woodmark Corp., 4.875% due 03/15/2026		467,250	-	(467,250	)(A)	-
250,000	-	(250,000	)(A)	-	(1)	Amsted Industries, Inc., 5.000% due 03/15/2022		244,375	-	(244,375	)(A)	-
250,000	-	(250,000	)(A)	-	(1)	Amsted Industries, Inc., 5.375% due 09/15/2024		236,875	-	(236,875	)(A)	-
-	209,138	38,518	(A)	247,656	(1), (3)	ARD Securities Finance SARL, 8.750% (PIK Rate 8.750%, Cash Rate 8.750%) due 01/31/2023		-	177,767	32,740	(A)	210,507
100,000	2,125,000	291,371	(A)	2,516,371	(3)	ARD Finance SA, 7.125% (PIK Rate 7.375%, Cash Rate 0.000%) due 09/15/2023		90,250	1,917,813	262,962	(A)	2,271,025
EUR 100,000	-	(100,000	)(A)	-	(3)	ARD Finance SA, 6.625% (PIK Rate 7.375%, Cash Rate 0.000%) due 09/15/2023		109,803	-	(109,803	)(A)	-
80,000	-	(80,000	)(A)	-	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625% due 05/15/2023		75,983	-	(75,983	)(A)	-
90,000	1,000,000	94,174	(A)	1,184,174	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250% due 05/15/2024		90,113	1,001,250	94,291	(A)	1,185,654
510,000	-	(510,000	)(A)	-	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000% due 02/15/2025		472,066	-	(472,066	)(A)	-
-	1,860,000	342,564	(A)	2,202,564	(1)	ATS Automation Tooling Systems, Inc., 6.500% due 06/15/2023		-	1,883,250	346,846	(A)	2,230,096
384,000	-	(384,000	)(A)	-		Ball Corp., 5.250% due 07/01/2025		384,000	-	(384,000	)(A)	-
EUR 160,000	-	(160,000	)(A)	-		Belden, Inc., 3.875% due 03/15/2028		167,411	-	(167,411	)(A)	-
-	1,890,000	348,090	(A)	2,238,090	(1)	BMC East LLC, 5.500% due 10/01/2024		-	1,769,513	325,899	(A)	2,095,412
-	1,050,000	193,382	(A)	1,243,382	(1)	Bombardier, Inc., 6.000% due 10/15/2022		-	989,625	182,263	(A)	1,171,888
-	2,000,000	368,348	(A)	2,368,348	(1)	Bombardier, Inc., 8.750% due 12/01/2021		-	2,067,500	380,780	(A)	2,448,280
249,000	-	(249,000	)(A)	-	(1)	Builders FirstSource, Inc., 5.625% due 09/01/2024		231,881	-	(231,881	)(A)	-
-	2,920,000	537,789	(A)	3,457,789	(1)	BWAY Holding Co., 7.250% due 04/15/2025		-	2,631,649	484,682	(A)	3,116,331
437,000	-	(437,000	)(A)	-	(1)	Cloud Crane LLC, 10.125% due 08/01/2024		450,110	-	(450,110	)(A)	-
603,000	-	(603,000	)(A)	-		Covanta Holding Corp., 6.000% due 01/01/2027		542,700	-	(542,700	)(A)	-
640,000	-	(640,000	)(A)	-		Crown Cork & Seal Co., Inc., 7.375% due 12/15/2026		684,800	-	(684,800	)(A)	-
110,000	-	(110,000	)(A)	-	(1)	DAE Funding LLC, 4.500% due 08/01/2022		105,875	-	(105,875	)(A)	-
150,000	-	(150,000	)(A)	-		Engility Corp., 8.875% due 09/01/2024		160,688	-	(160,688	)(A)	-
498,000	-	(498,000	)(A)	-	(1)	EnPro Industries, Inc., 5.750% due 10/15/2026		481,815	-	(481,815	)(A)	-
400,000	-	(400,000	)(A)	-		Fly Leasing Ltd., 6.375% due 10/15/2021		400,000	-	(400,000	)(A)	-
-	1,770,000	325,988	(A)	2,095,988	(1)	FXI Holdings, Inc., 7.875% due 11/01/2024		-	1,522,200	280,350	(A)	1,802,550
416,000	-	(416,000	)(A)	-	(1)	GFL Environmental, Inc., 5.375% due 03/01/2023		366,080	-	(366,080	)(A)	-
215,000	2,100,000	171,765	(A)	2,486,765	(1)	Itron, Inc., 5.000% due 01/15/2026		197,263	1,926,749	157,594	(A)	2,281,606
-	2,025,000	372,953	(A)	2,397,953	(1)	James Hardie International Finance DAC, 4.750% due 01/15/2025		-	1,850,344	340,786	(A)	2,191,130
-	1,550,000	285,470	(A)	1,835,470	(1)	Koppers, Inc., 6.000% due 02/15/2025		-	1,371,750	252,641	(A)	1,624,391
481,000	-	(481,000	)(A)	-	(1)	Kratos Defense & Security Solutions, Inc., 6.500% due 11/30/2025		490,019	-	(490,019	)(A)	-
-	1,450,000	267,053	(A)	1,717,053	(1)	Masonite International Corp., 5.625% due 03/15/2023		-	1,411,938	260,043	(A)	1,671,981
-	640,000	117,872	(A)	757,872	(1)	Masonite International Corp., 5.750% due 09/15/2026		-	604,800	111,389	(A)	716,189
265,000	-	(265,000	)(A)	-		MasTec, Inc., 4.875% due 03/15/2023		258,044	-	(258,044	)(A)	-
-	2,300,000	423,600	(A)	2,723,600	(1)	Multi-Color Corp., 6.125% due 12/01/2022		-	2,288,499	421,482	(A)	2,709,981
-	190,000	34,994	(A)	224,994	(1)	Multi-Color Corp., 4.875% due 11/01/2025		-	162,925	30,007	(A)	192,932
-	400,000	73,670	(A)	473,670	(1)	Novelis Corp., 6.250% due 08/15/2024		-	377,000	69,434	(A)	446,434
400,000	1,875,000	(54,674	)(A)	2,220,326	(1)	Novelis Corp., 5.875% due 09/30/2026		355,000	1,664,063	(48,523	)(A)	1,970,540
-	275,000	50,647	(A)	325,647	(1)	Owens-Brockway Glass Container, Inc., 5.875% due 08/15/2023		-	276,719	50,964	(A)	327,683
-	2,000,000	368,349	(A)	2,368,349	(1)	Owens-Brockway Glass Container, Inc., 6.375% due 08/15/2025		-	1,990,000	366,507	(A)	2,356,507
125,000	-	(125,000	)(A)	-		Park-Ohio Industries, Inc., 6.625% due 04/15/2027		119,375	-	(119,375	)(A)	-
-	1,575,000	290,074	(A)	1,865,074	(1)	PGT Escrow Issuer, Inc., 6.750% due 08/01/2026		-	1,555,313	286,448	(A)	1,841,761
125,000	-	(125,000	)(A)	-	(1)	Plastipak Holdings, Inc., 6.250% due 10/15/2025		111,250	-	(111,250	)(A)	-
-	1,800,000	331,514	(A)	2,131,514	(1)	Resideo Funding, Inc., 6.125% due 11/01/2026		-	1,777,500	327,370	(A)	2,104,870
96,911	484,554	(7,668	)(A)	573,797		Reynolds Group Issuer, Inc., 5.750% due 10/15/2020		96,790	483,948	(7,659	)(A)	573,079
-	870,000	160,232	(A)	1,030,232	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125% due 07/15/2023		-	829,763	152,821	(A)	982,584
175,000	115,000	(153,820	)(A)	136,180	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000% due 07/15/2024		167,016	109,753	(146,802	)(A)	129,967
-	1,000,000	184,174	(A)	1,184,174	(1)	Sealed Air Corp., 5.500% due 09/15/2025		-	990,000	182,332	(A)	1,172,332
274,000	-	(274,000	)(A)	-	(1)	Standard Industries, Inc./NJ, 5.375% due 11/15/2024		258,245	-	(258,245	)(A)	-
-	2,295,000	422,680	(A)	2,717,680	(1)	Standard Industries, Inc./NJ, 6.000% due 10/15/2025		-	2,209,740	406,977	(A)	2,616,717
-	1,575,000	290,075	(A)	1,865,075	(1)	Stevens Holding Co., Inc., 6.125% due 10/01/2026		-	1,559,250	287,174	(A)	1,846,424
-	510,000	93,929	(A)	603,929		Summit Materials LLC / Summit Materials Finance Corp., 6.125% due 07/15/2023		-	507,450	93,459	(A)	600,909

7

-	1,750,000	322,305	(A)	2,072,305		Summit Materials LLC / Summit Materials Finance Corp., 8.500% due 04/15/2022			-	1,835,313	338,017	(A)	2,173,330
-	750,000	138,130	(A)	888,130	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125% due 06/01/2025			-	684,375	126,044	(A)	810,419
200,000	-	(200,000	)(A)	-	(1)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625% due 11/01/2021			171,000	-	(171,000	)(A)	-
-	1,180,000	217,326	(A)	1,397,326		TransDigm, Inc., 6.500% due 05/15/2025			-	1,131,325	208,361	(A)	1,339,686
-	800,000	147,339	(A)	947,339		TransDigm, Inc., 6.375% due 06/15/2026			-	747,000	137,578	(A)	884,578
418,000	-	(418,000	)(A)	-	(1)	Tervita Escrow Corp., 7.625% due 12/01/2021			400,233	-	(400,233	)(A)	-
150,000	-	(150,000	)(A)	-	(1)	Waste Pro USA, Inc., 5.500% due 02/15/2026			138,750	-	(138,750	)(A)	-
-	1,260,000	232,060	(A)	1,492,060	(1)	Zekelman Industries, Inc., 9.875% due 06/15/2023			-	1,332,450	245,403	(A)	1,577,853
									8,525,060	47,585,197	238,905		56,349,162

						Technology:		4.9%
-	1,575,000	290,075	(A)	1,865,075	(1)	Ascend Learning LLC, 6.875% due 08/01/2025			-	1,515,938	279,197	(A)	1,795,135
-	1,725,000	317,701	(A)	2,042,701		CDW LLC / CDW Finance Corp., 5.500% due 12/01/2024			-	1,712,063	315,318	(A)	2,027,381
-	580,000	106,821	(A)	686,821		CDW LLC / CDW Finance Corp., 5.000% due 09/01/2025			-	557,525	102,682	(A)	660,207
-	2,275,000	418,996	(A)	2,693,996	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750% due 03/01/2025			-	2,129,968	392,285	(A)	2,522,253
-	445,000	81,958	(A)	526,958	(1)	Dell International LLC / EMC Corp., 5.875% due 06/15/2021			-	445,616	82,071	(A)	527,687
-	650,000	119,713	(A)	769,713	(1)	Dell International LLC / EMC Corp., 7.125% due 06/15/2024			-	661,875	121,900	(A)	783,775
-	1,680,000	309,413	(A)	1,989,413		Donnelley Financial Solutions, Inc., 8.250% due 10/15/2024			-	1,671,600	307,866	(A)	1,979,466
570,000	2,315,000	(143,636	)(A)	2,741,364	(1)	First Data Corp., 5.750% due 01/15/2024			558,793	2,269,486	(140,812	)(A)	2,687,467
250,000	-	(250,000	)(A)	-		GCI, Inc., 6.750% due 06/01/2021			251,195	-	(251,195	)(A)	-
-	2,000,000	368,349	(A)	2,368,349	(1), (3)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875% Cash Rate 7.125%), due 05/01/2021			-	1,955,000	360,061	(A)	2,315,061
200,000	-	(200,000	)(A)	-	(4),(5),(6)	Midway Games, Inc., 0.000% due 06/01/2021			-	-	-	(A)	-
-	910,000	167,598	(A)	1,077,598	(1)	MSCI, Inc., 5.250% due 11/15/2024			-	910,000	167,598	(A)	1,077,598
-	865,000	159,311	(A)	1,024,311	(1)	MSCI, Inc., 5.750% due 08/15/2025			-	875,813	161,302	(A)	1,037,115
160,000	-	(160,000	)(A)	-	(1)	MSCI, Inc., 4.750% due 08/01/2026			152,000	-	(152,000	)(A)	-
-	1,000,000	184,174	(A)	1,184,174		NCR Corp., 4.625% due 02/15/2021			-	977,500	180,030	(A)	1,157,530
265,000	1,050,000	(71,617	)(A)	1,243,383		NCR Corp., 5.000% due 07/15/2022			251,088	994,875	(67,858	)(A)	1,178,105
160,000	-	(160,000	)(A)	-		NCR Corp., 6.375% due 12/15/2023			155,474	-	(155,474	)(A)	-
-	1,780,000	327,830	(A)	2,107,830	(1)	Open Text Corp., 5.625% due 01/15/2023			-	1,779,999	327,830	(A)	2,107,829
200,000	535,000	(101,467	)(A)	633,533	(1)	Open Text Corp., 5.875% due 06/01/2026			196,500	525,638	(99,691	)(A)	622,447
-	510,000	93,929	(A)	603,929		Qorvo, Inc., 7.000% due 12/01/2025			-	542,513	99,917	(A)	642,430
-	1,025,000	188,779	(A)	1,213,779	(1)	Qorvo, Inc., 5.500% due 07/15/2026			-	981,438	180,756	(A)	1,162,194
298,000	-	(298,000	)(A)	-	(1)	Rackspace Hosting, Inc., 8.625% due 11/15/2024			233,185	-	(233,185	)(A)	-
-	1,630,000	300,204	(A)	1,930,204	(1)	RP Crown Parent LLC, 7.375% due 10/15/2024			-	1,646,300	303,206	(A)	1,949,506
-	400,000	73,670	(A)	473,670	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500% due 02/01/2023			-	328,000	60,409	(A)	388,409
-	1,745,000	321,384	(A)	2,066,384	L, (1)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500% due 02/01/2024			-	1,156,063	212,917	(A)	1,368,980
225,000	-	(225,000	)(A)	-		Western Digital Corp., 4.750% due 02/15/2026			196,031	-	(196,031	)(A)	-
									1,994,266	23,637,210	2,359,099		27,990,575

						Utilities:		1.9%
410,000	1,775,000	(83,091	)(A)	2,101,909		Calpine Corp., 5.750% due 01/15/2025			376,175	1,628,562	(76,236	)(A)	1,928,501
200,000	-	(200,000	)(A)	-	(1)	Calpine Corp., 5.250% due 06/01/2026			183,250	-	(183,250	)(A)	-
-	750,000	138,131	(A)	888,131		Calpine Corp., 5.500% due 02/01/2024			-	689,063	126,908	(A)	815,971
303,000	-	(303,000	)(A)	-	(1)	Clearway Energy Operating LLC, 5.750% due 10/15/2025			290,501	-	(290,501	)(A)	-
-	1,725,000	317,701	(A)	2,042,701	(1)	Drax Finco PLC, 6.625% due 11/01/2025			-	1,699,124	312,935	(A)	2,012,059
-	1,750,000	322,304	(A)	2,072,304	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875% due 05/15/2023			-	1,575,000	290,074	(A)	1,865,074
-	475,000	87,482	(A)	562,482		NRG Energy, Inc., 7.250% due 05/15/2026			-	496,375	91,419	(A)	587,794
385,000	1,050,000	(191,617	)(A)	1,243,383		NRG Energy, Inc., 6.625% due 01/15/2027			389,331	1,061,813	(193,772	)(A)	1,257,372
-	760,000	139,972	(A)	899,972		NRG Energy, Inc., 5.750% due 01/15/2028			-	732,450	134,898	(A)	867,348
171,447	-	(171,447	)(A)	-	(1)	NSG Holdings LLC / NSG Holdings, Inc., 7.750% due 12/15/2025			181,734	-	(181,734	)(A)	-
8,000	-	(8,000	)(A)	-		Talen Energy Supply LLC, 4.600% due 12/15/2021			7,240	-	(7,240	)(A)	-
-	1,120,000	206,275	(A)	1,326,275	(1)	Vistra Operations Co. LLC, 5.500% due 09/01/2026			-	1,082,200	199,313	(A)	1,281,513
									1,428,231	8,964,587	222,814		10,615,632

						Total Corporate Bonds/Notes
						( Cost $78,264,235, $488,218,345 and $566,482,580 Pro Forma Combined)			73,452,422	457,538,724	10,814,394		541,805,540
				OTHER:			0.0%
						Other(7):		0.0%
365,000	-	(365,000	)(A)	-	(4), (5), (6)	Avaya, Inc. (Escrow), 0.000% due 04/01/2019			-	-	-	(A)	-
1,445,000	-	(1,445,000	)(A)	-	(4), (6)	Millicom International Cellular S.A. (Escrow), 0.000% due 11/15/2026			-	-	-	(A)	-
-	4,000,000	-	(A)	4,000,000	(4), (5), (6)	Momentive Performance Materials, Inc. (Escrow), 0.000% due 10/15/2020			-	-	-	(A)	-
									-	-	-		-

						Total Other
						( Cost $0 )			-	-	-		-
				PREFERRED STOCK:			0.0%
						Preferred Stock:		0.0%
470	-	(470	)(A)	-		Bank of America Corp.			588,675	-	(588,675	)(A)	-
44	-	(44	)(A)	-	(8)	BioScrip, Inc.			4,896	-	(4,896	)(A)	-
3,542	-	(3,542	)(A)	-	(8)	GMAC Capital Trust I			89,790	-	(89,790	)(A)	-
775	-	(775	)(A)	-	(8)	Perseus Holding Corp.			-	-	-	(A)	-
602	-	(602	)(A)	-		Wells Fargo & Co.			759,706	-	(759,706	)(A)	-
									1,443,067	-	(1,443,067)		-

						Total Preferred Stock
						( Cost $1,422,347 )			1,443,067	-	(1,443,067)		-

						Total Long-Term Investments
						(Cost $89,579,653, $490,359,773 and $580,213,572 Pro Forma Combined)			84,579,653	459,237,313	-		543,816,966

				SHORT-TERM INVESTMENTS:			8.1%
						Commercial Paper:		1.2%
-	1,000,000			1,000,000		Consolidated Edison Co. of New York, Inc., 2.700% due 01/03/2019			-	999,783	(107,073	)(A)	892,710
-	3,500,000			3,500,000		Consolidated Edison Co. of New York, Inc., 2.700% due 01/10/2019			-	3,497,412	(374,559	)(A)	3,122,853
-	2,111,000			2,111,000		Schlumberger, 3.000% due 02/13/2019			-	2,103,525	(225,279	)(A)	1,878,246
-	529,000			529,000		Tyson Foods, Inc., 2.700% due 01/08/2019			-	528,683	(56,620	)(A)	472,063
-	500,000			500,000		Tyson Foods, Inc., 2.800% due 01/10/2019			-	499,622	(53,507	)(A)	446,115
									-	7,629,025	(817,038	)(A)	6,811,987

						U.S. Government Agency Obligations:		0.2%
-	1,128,000			1,128,000		Federal Home Loan Bank Discount Notes, 2.150% due 01/02/2019			-	1,128,000	-		1,128,000

						U.S. Treasury Bills:		1.9%
4,230,000	-			4,230,000		United States Treasury Bill, 2.160% due 01/02/2019			4,230,000	-	-		4,230,000
6,800,000	-			6,800,000		United States Treasury Bill, 2.300% due 01/29/2019			6,787,502	-	-		6,787,502
									11,017,502	-	-		11,017,502

						Securities Lending Collateral cc(9):		4.8%
-	6,463,864	-		6,463,864		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/18, 3.35%, due 01/02/19 (Repurchase Agreement $6.465,051, collateralized by various U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,593,141, due 01/25/19-10/20/68)			-	6,463,864	-		6,463,864
-	6,463,864	-		6,463,864		Daiwa Capital Markets, Repurchase Agreement dated 12/31/18, 3.05% due 01/02/19 (Repurchase Amount $6,464,944, collateralized by various U.S. Government Agency Obligations 2.000%-6.500%, Market Value plus accrued interest $6,593,141 due 01/25/19-02/01/49)			-	6,463,864	-		6,463,864
-	1,354,884	-		1,354,884		Mizuho Securities USA LLC, Repurchase Agreement dated 12/31/18, 2.92%, due 01/02/19 (Repurchase Amount $1,355,101 collateralized by various U.S. Government Securities, 1.875%-2.625%, Market Value plus accrued interest $1.381,982, due 02/29/24-09/09/49)			-	1,354,884	-		1,354,884
-	6,463,864	-		6,463,864		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/18, 3.02%, due 01/02/19 (Repurchase Amount $6,464,934 collateralized by various U. S. Government Agency Obligations 3.000-7.000%, Market Value plus accrued interest $6,593,141, due 10/01/25-10/20/48)			-	6,463,864	-		6,463,864
-	6,463,864	-		6,463,864		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/18, 3.37% due 01/02/19 (Repurchase Amount $6,456,058, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,593,244 due 07/15/20-02/15/47)			-	6,463,864	-		6,463,864
									-	27,210,340	-		27,210,340

8

Total Short-Term Investments
( Cost $11,017,525, $35,967,381 and $46,984,906 Pro Forma Combined)		11,017,502	35,967,365	(817,038)		46,167,829

Total Investments in Securities
(Cost $100,871,324, $526,327,154, $627,198,478 Pro Forma Combined)	104.2%	$95,597,155	$495,204,678	$(817,038	)(A)	$589,984,795
Other Assets and Liabilities - Net	(4.2)	(3,513,427)	(21,053,082)	754,488	(A)	(23,812,021)
Net Assets	100.0%	$92,083,728	$474,151,596	$(62,550)		$566,172,774

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is in the rate in effect as of December 31, 2018.
(3)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Defaulted security
(6)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2018, the Portfolio held restricted securities with a fair value of $- or 0.0% of net assets. Please refer to the table below for additional details.
(7)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer.
(8)	Non-income producing security.
(9)	Reprsents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2018.
EUR	EU Euro
(A)	Reflects adjustments related to portfolio consolidation.

Reference Rate Abbreviations:
T-BILL 3MO 3-month U.S. Treasury Bill
US0003M 3-month LIBOR
US0001M 1-month LIBOR

*	Cost for federal income tax purposes is:	$100,971,783	$526,377,833	$-	$627,349,616
	Net unrealized appreciation consists of:Gross Unrealized Appreciation	$1,022,077	$3,752,147	$-	$4,774,224
	Gross Unrealized Depreciation	(6,265,080)	(34,925,302)	-	(41,190,382)
	Net Unrealized Appreciation	$(5,243,003)	$(31,173,155)	$-	$(36,416,158)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31,2018 in valuing the assets and liabilities:

	VY® Pioneer High Yield Portfolio	Voya High Yield Portfolio	Pro-forma adjustments		Voya High Yield Portfolio Pro Forma Combined
Asset Table
Investments, at value
Level 1 - Quoted Prices	$2,385,716	$-	$-		$2,385,716
Level 2 - Other Significant Observable Inputs	93,201,450	494,409,734	(817,038	)(A)	586,794,146
Level 3 - Significant Unobservable Inputs	9,989	794,944	-		804,933
Total Investments, at value	$95,597,155	$495,204,678	$(817,038)		$589,984,795

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

include market quotations as a source of value, and the latter refers to determinations of actual value in absense of available markets quotations.

(A) Reflects adjustments related to portfolio consolidation.

The effect of derivative instruments on the Portfolios' Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	VY® Pioneer High Yield Portfolio			Voya High Yield Portfolio			Voya High Yield Portfolio (Pro Forma Combined )
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total	Futures	Swaps	Total	Total
Credit contracts	$-	$161,515	$161,515	$-	$-	$-	$161,515
Equity contracts	$5,647	$-	$5,647	$-	$-	$-	$5,647
Total	$5,647	$161,515	$167,162	$-	$-	$-	$167,162

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	VY® Pioneer High Yield Portfolio			Voya High Yield Portfolio			Voya High Yield Portfolio (Pro Forma Combined )
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total	Futures	Swaps	Total	Total
Credit contracts	$-	$(134,546)	$(134,546)	$-	$-	$-	$(134,546)
Equity contracts	$47,920	$-	$47,920	$-	$-	$-	$47,920
Total	$47,920	$(134,546)	$(86,626)	$-	$-	$-	$(86,626)

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NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Directors/Trustees (the “Board”) of VY® Pioneer High Yield Portfolio (“Pioneer Portfolio”) and Voya High Yield Portfolio (“High Yield Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated November 16, 2018 (the “Plan”) whereby, subject to approval by the shareholders of Pioneer Portfolio, High Yield Portfolio will acquire all of the assets of Pioneer Portfolio, subject to the liabilities of such Portfolio, in exchange for High Yield Portfolio issuing shares of such fund to shareholders of Pioneer Portfolio in a number equal in value to net assets of Pioneer Portfolio (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with High Yield Portfolio remaining as the tax, accounting and performance survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at December 31, 2018. The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Pioneer Portfolio and High Yield Portfolio at December 31, 2018. The unaudited pro forma Statement of Operations reflects the results of operations of Pioneer Portfolio and High Yield Portfolio for the twelve-months ended December 31, 2018. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Pioneer Portfolio and High Yield Portfolio under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Pioneer Portfolio and High Yield Portfolio as of December 31, 2018.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

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Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

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All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to Voya Investments, LLC (“Adviser”) responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

Note 3 – Capital Shares:

The unaudited pro forma NAV per share assumes additional shares of common High Yield Portfolio issued in connection with the proposed acquisition of Pioneer Portfolio by High Yield Portfolio as of December 31, 2018. The number of additional shares issued was calculated by dividing the net assets of each class of Pioneer Portfolio by the respective class NAV per share of High Yield Portfolio.

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Note 4 – Merger and Transition Costs:

The Adviser (or an affiliate) and Pioneer Portfolio will equally bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings. Merger costs to be incurred by the Adviser are estimated at approximately $123,100. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. Actual results could differ from these estimates.

The explicit transition costs are estimated to be $2,000 and will shared equally by the Adviser and Pioneer Portfolio. All the other costs of transitioning the Portfolios are considered implicit costs. These include spread costs, market impact costs, and opportunity costs. Quantifying implicit costs is difficult and involves some degree of subjective determinations. These implicit costs will be borne by the Portfolios.

Note 5 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

Note 6 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

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Voya Investors Trust

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Voya Investments, LLC (“Voya Investments”). Generally, the Trust will indemnify Voya Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and Voya Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Voya Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

1.	a.	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

	b.	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

	c.	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on August 1, 2003 and incorporated herein by reference.

	d.	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on August 1, 2003 and incorporated herein by reference.

	e.	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on August 1, 2003 and incorporated herein by reference.

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f.	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

g.	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

h.	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

i.	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 27, 2004 and incorporated herein by reference.

j.	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

k.	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

l.	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

m.	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

n.	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

o.	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

p.	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

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q.	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

r.	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

s.	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

t.	Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

u.	Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

v.	Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

w.	Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on November 28, 2005 and incorporated herein by reference.

x.	Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

y.	Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

z.	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

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aa.	Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

bb.	Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

cc.	Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

dd.	Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 14, 2006 and incorporated herein by reference.

ee.	Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

ff.	Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

gg.	Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

hh.	Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

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ii.	Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

jj.	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

kk.	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

ll.	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

mm.	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

nn.	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

oo.	Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on October 16, 2007 and incorporated herein by reference.

pp.	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

qq.	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

rr.	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

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ss.	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

tt.	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

uu.	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

vv.	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

ww.	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

xx.	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

yy.	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

zz.	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

aaa.	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on September 12, 2008 and incorporated herein by reference.

bbb.	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on September 12, 2008 and incorporated herein by reference.

ccc.	Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on February 9, 2009 and incorporated herein by reference.

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ddd.	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

eee.	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

fff.	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

ggg.	Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

hhh.	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

iii.	Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

jjj.	Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

kkk.	Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

lll.	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

20

mmm.	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

nnn.	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

ooo.	Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

ppp.	Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

qqq.	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

rrr.	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

sss.	Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

ttt.	Amendment #63 effective May 27, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the Service 2 Class of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

uuu.	Amendment #64 effective June 14, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

21

vvv.	Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

www.	Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

xxx.	Amendment #67 effective November 12, 2010 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish two additional series ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

yyy.	Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

zzz.	Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

aaaa.	Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

bbbb.	Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

cccc.	Amendment #72 effective July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities Portfolio and Institutional Class shares of ING Morgan Stanley Global Franchise Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

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dddd.	Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING T. Rowe Price International Stock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

eeee.	Amendment #74 effective December 5, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of shares of ING Core Growth and Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

ffff.	Amendment #75 effective July 20, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING American Funds Bond Portfolio to ING Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on February 11, 2013 and incorporated herein by reference.

gggg.	Amendment #76 effective July 23, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Growth Portfolio and ING Artio Foreign Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on February 11, 2013 and incorporated herein by reference.

hhhh.	Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global Perspectives Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

iiii.	Amendment #78 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

jjjj.	Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

kkkk.	Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

llll.	Amendment #81 effective June 17, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

mmmm.	Amendment #82 dated September 9, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Pioneer Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

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nnnn.	Amendment #83 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING DFA Global Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

oooo.	Amendment #84 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Goldman Sachs Commodity Strategy Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

pppp.	Amendment #85 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO High Yield Portfolio to ING High Yield Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

qqqq.	Amendment #86 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO Total Return Bond Portfolio to ING Total Return Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

rrrr.	Amendment #87 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

ssss.	Amendment #88 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds International Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

tttt.	Amendment #89 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds World Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

uuuu.	Amendment #90 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

vvvv.	Amendment #91 dated March 24, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Total Return Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

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wwww.	Amendment #92 effective May 1, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (change of name of Registrant and its Series) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

xxxx.	Amendment #93 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® BlackRock Health Sciences Opportunities Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

yyyy.	Amendment #94 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® BlackRock Large Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

zzzz.	Amendment #95 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Marsico Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

aaaaa.	Amendment #96 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® MFS Total Return Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

bbbbb.	Amendment #97 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® MFS Utilities Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

ccccc.	Amendment #98 dated March 9, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of Voya Global Resources Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

ddddd.	Amendment #99 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® DFA World Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

eeeee.	Amendment #100 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Mutual Shares Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

fffff.	Amendment #101 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Templeton Founding Strategy Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

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ggggg.	Amendment #102 effective October 15, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on November 19, 2015 and incorporated herein by reference.

hhhhh.	Amendment #103 effective April 11, 2016 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Multi-Manager Large Cap Core Portfolio, VY® BlackRock Inflation Protected Bond Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, and VY® Templeton Global Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016 and incorporated herein by reference.

iiiii.	Amendment #104 effective May 1, 2016 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the re-designation of Voya Liquid Assets Portfolio to Voya Government Liquid Assets Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016 and incorporated herein by reference.

jjjjj.	Amendment #105 effective May 11, 2016 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for VY® Clarion Global Real Estate Portfolio, VY® Clarion Real Estate Portfolio, and VY® Franklin Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

kkkkk.	Amendment #106 effective April 6, 2017 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class P2 shares for Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

lllll.	Amendment #107 effective July 17, 2017 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of VY® FMR Diversified Mid Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

mmmmm.	Amendment #108 effective May 23, 2018 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Class R6 shares of Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

nnnnn.	Amendment #109 dated August 27, 2018 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Voya Multi-Manager Large Cap Core Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

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ooooo.	Amendment #110 effective November 26, 2018 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Class R6 shares of VY® Templeton Global Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ppppp.	Amendment #111 effective May 1, 2019 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the re-designation of VY® Franklin Income Portfolio to Voya Balanced Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

2.	Voya Investors Trust Amended and Restated By-laws, dated March 18, 2018 - Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

3.	Not applicable.

4.	Agreement and Plan of Reorganization between VY® Pioneer High Yield Portfolio, a series of Voya Partners, Inc., and Voya High Yield Portfolio, a series of Voya Investors Trust – attached as Appendix A to the Proxy Statement/Prospectus.

5.	Instruments Defining Rights of Security Holders – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

6.	I.	a.	Investment Management Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Unified Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Amended Schedules A and B, dated October 11, 2018, to the Investment Management Agreement, dated May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Unified Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Waiver Letter, dated May 1, 2019, to waive a portion of the investment management fee for Voya High Yield Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® Templeton Global Growth Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

b.	Amended and Restated Investment Management Agreement, effective November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with respect to Voya Global Perspectives Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

c.	Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with respect to VY® Clarion Global Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

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i.	Waiver Letter, dated May 1, 2019, to waive a portion of the investment management fee for VY® Clarion Global Real Estate Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

d.	Investment Management Agreement dated May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Waiver Letter, dated May 1, 2019, to waive a portion of the investment management fee for VY® BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Waiver Letter, dated May 1, 2019, to waive a portion of the investment management fee for Voya Large Cap Value Portfolio and VY® Clarion Real Estate Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

iii.	Amended Schedule A, effective May 1, 2019, to the Investment Management Agreement, dated May 1, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

II.	Portfolio Management Agreements

a.	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and BlackRock Financial Management, Inc. with respect to VY® BlackRock Inflation Protected Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

b.	Sub-Sub-Investment Advisory Agreement, effective May 1, 2017, between BlackRock Financial Management, Inc. and BlackRock International Limited with respect to VY® BlackRock Inflation Protected Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

c.	Sub-Advisory Agreement (with redaction), effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

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i.	Termination Letter, effective August 17, 2018, to the Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust and Columbia Management Investment Advisers, LLC, with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

d.	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio and VY® Clarion Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Amended Schedule A, dated January 1, 2019, to the Sub-Advisory Agreement between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities LLC, dated May 1, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

e.	Portfolio Management Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Fidelity Management & Research Company with respect to VY® FMR® Diversified Mid Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Termination Letter, effective April 30, 2019, to the Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and Franklin Advisers, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

f.	Sub-Sub-Advisory Agreement dated October 1, 2014, between FMR Co., Inc. and Fidelity Management & Research Company – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

i.	Amended Schedule A, effective May 1, 2019, to the Sub-Advisory Agreement among Voya Investors Trust, Voya Investments, LLC and Voya Investment Management Co. LLC, effective May 1, 2017 (with respect to Voya Balanced Income Portfolio (formerly, VY® Franklin Income Portfolio)) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

g.	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

h.	Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Government Liquid Assets Portfolio, Voya High Yield Portfolio, Voya Limited Maturity Bond Portfolio, and Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

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i.	Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and Invesco Advisers, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

j.	Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and J.P. Morgan Investment Management Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

k.	Sub-Advisory Agreement (with redaction), effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and The London Company of Virginia, LLC. with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Termination Letter, effective August 17, 2018, to the Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC, and The London Company of Virginia, LLC – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

l.	Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and Morgan Stanley Investment Management Inc. with respect to VY® Morgan Stanley Global Franchise Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

m.	Sub-Advisory Agreement, dated May 1, 2017, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Limited with respect to VY® Morgan Stanley Global Franchise Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

n.	Portfolio Management Agreement (with redaction), effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and Templeton Global Advisors Limited with respect to VY® Templeton Global Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Amended Schedule A, effective May 1, 2019, to the Portfolio Management Agreement among Voya Investors Trust, Voya Investments, LLC and Templeton Global Advisers Limited (with respect to VY® Templeton Global Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

o.	Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

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i.	First Amendment, effective January 1, 2018, to the Portfolio Management Agreement dated May 1, 2017 among Voya Investors Trust, Voya Investments, LLC, and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

ii.	Amended Schedule B, dated November 1, 2018, to the Portfolio Management Agreement among Voya Investors Trust, Voya Investments, LLC and T. Rowe Price Associates, Inc., effective May 1, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

	p.	Investment Sub-Advisory Agreement, dated May 13, 2013, as amended and restated on November 18, 2014, between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to VY® T. Rowe Price International Stock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016 and incorporated herein by reference.

	q.	Sub-Advisory Agreement, dated November 18, 2014, among Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Global Perspectives® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

III.	a.	Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC and Voya Investors Trust with respect to VY® Clarion Global Real Estate Portfolio and Voya Global Perspectives® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016 and incorporated herein by reference.

i.	Side Letter Agreement, dated May 1, 2019, between Voya Investors Trust and Voya Investments, LLC with respect to Voya Global Perspectives® Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

b.	Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

i.	Side Letter Agreement, dated May 1, 2019, between Voya Investments, LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Recoupment Waiver dated May 1, 2017, between Voya Investments, LLC and Voya Investors Trust with regard to VY® T. Rowe Price International Stock Portfolio, VY® Franklin Income Portfolio, and VY® Clarion Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

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iii.	Amended Schedule A, effective May 1, 2019, to the Expense Limitation Agreement, effective May 1, 2017, between the Registrant and Voya Investments, LLC (with respect to VY® Templeton Global Growth Portfolio and Voya Balanced Income Portfolio (formerly, VY® Franklin Income Portfolio)) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

c.	Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments, LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

d.	Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments, LLC with respect to Voya Large Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

e.	Money Market Fund Expense Limitation Agreement, effective May 1, 2017, among Voya Investments, LLC, Voya Investments Distributor, LLC, and Voya Investors Trust with respect to Voya Government Liquid Assets Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

i.	Letter Agreement, dated May 1, 2019, to waive a portion of the fees for Voya Government Liquid Assets Portfolio for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

7.	I.	a.	Distribution Agreement, dated November 18, 2014, between Voya Investors Trust and Voya Investments Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

i.	Amended Schedule A, dated October 11, 2018, to the Distribution Agreement between Voya Investors Trust and Voya Investment Distributor, LLC, dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

8.	Not applicable.

9.	I.	a.	Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s Form N-1A Registration Statement on September 2, 2003 and incorporated herein by reference.

i.	Amendment, dated January 1, 2019, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

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b.	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

i.	Amended Exhibit A, dated July 14, 2017, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

c.	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 27, 2004 and incorporated herein by reference.

i.	Amended Exhibit A, dated July 14, 2017, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

ii.	Investment Company Reporting Modernization Services Amendment dated February 1, 2018 to the Fund Accounting Agreement dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

iii.	Amendment, effective January 1, 2019, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

10.	I.	a.	Sixth Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class shares, effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

	II.	a.	Sixth Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

i.	Amended Schedule A, dated October 11, 2018, to the Sixth Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares, effective November 16, 2017 - Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Waiver Letter, dated May 1, 2019, to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Sixth Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives® Portfolio from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

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III.	a.	Fourth Amended and Restated Shareholder Service Plan with Voya Investors Trust, dated November 16, 2017 for Service Class, and Service 2 Class Shares – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

i.	Waiver Letter, dated May 1, 2019, to waive the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2019 through May 1, 2020 - Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Amended Schedule A, dated October 11, 2018, to the Fourth Amended and Restated Shareholder Service Plan for Service Class and Service 2 Class Shares – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

IV.	a.	Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares regarding Voya Retirement Portfolios dated November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

i.	Waiver Letter, dated May 1, 2019, to reduce the distribution fee for Adviser Class shares regarding Voya Retirement Portfolios for the period from May 1, 2019 through May 1, 2020 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

V.	a.	Shareholder Service and Distribution Plan effective November 16, 2017 for Adviser Class shares of Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

VI.	a.	Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved March 9, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

11.	Opinion and Consent of Counsel – Filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on April 12, 2019 and incorporated herein by reference.

12.	Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

13.	I.	a.	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Voya Investments Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

		b.	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 27, 2004 and incorporated herein by reference.

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i.	Amended Exhibit A, dated July 14, 2017, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

ii.	Global Securities Lending Supplement – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

iii.	Amendment, dated October 1, 2011, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

iv.	Amendment, effective March 21, 2019, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

v.	Amendment, effective March 26, 2019, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

II.	a.	Settlement Agreement for Golden American Life Insurance Company – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

	b.	Assignment Agreement for Settlement Agreement – Filed as an Exhibit to Post-Effective Amendment No. 35 to the Registrant’s Form N-1A Registration Statement on November 26, 1997 and incorporated herein by reference.

	c.	Settlement Agreement for The Mutual Benefit Life Insurance Company – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

	d.	Assignment Agreement for Settlement Agreement – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

III.	a.	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

	b.	Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on February 11, 2016 and incorporated herein by reference.

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i.	Schedule A with respect to Indemnification Agreement dated October 25, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on February 11, 2016 and incorporated herein by reference.

IV.	a.	Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Services (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Investors Trust – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

i.	Amendment, dated January 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

ii.	Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

V.	a.	Allocation Agreement dated May 24, 2002 – Fidelity Bond – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

i.	Amended Schedule A, dated April 2019, with respect to the Allocation Agreement – Fidelity Bond – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

b.	Allocation Agreement dated May 24, 2002 – Directors & Officers Liability – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

i.	Amended Schedule, dated September 12, 2013 with respect to the Allocation Agreement – Directors and Officers Liability – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

c.	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

i.	Amended Schedule A, dated November 2013 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

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d.	FT Interactive Data Services Agreement effective as of March 1, 2000 – Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Form N-1A Registration Statement on August 17, 2007 and incorporated herein by reference.

i.	Amended Schedule A, dated November 2011 with respect to the FT Fee Allocation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

e.	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

i.	Amended Schedule A and Schedule B, dated November 2011 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

14.	Consent of independent registered public accounting firm – Filed herein.

15.	Not applicable.

16.	Powers of Attorney – Filed as attachments to the Registrant’s Registration Statement on Form N-14 on April 12, 2019 and incorporated herein by reference

17.	Not. Applicable.

ITEM 17. UNDERTAKINGS

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 14th day of May, 2019.

Voya Investors Trust

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
Michael Bell*	Chief Executive Officer	May 14, 2019

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	May 14, 2019

Dina Santoro*	Interested Trustee and President	May 14, 2019

Colleen D. Baldwin*	Trustee	May 14, 2019

John V. Boyer*	Trustee	May 14, 2019

Patricia W. Chadwick*	Trustee	May 14, 2019

Martin J. Gavin*	Trustee	May 14, 2019

Russell H. Jones*	Trustee	May 14, 2019

Joseph E. Obermeyer*	Trustee	May 14, 2019

Sheryl K. Pressler*	Trustee	May 14, 2019

Christopher P. Sullivan*	Trustee	May 14, 2019

Roger B. Vincent*	Trustee	May 14, 2019

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**	Powers of Attorney for Michael Bell, Todd Modic and each Trustee – Were filed as attachments to the Registrant’s Registration Statement on N-14 filed on April 12, 2019 and incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
14	Consent of Independent Registered Public Accounting Firm.